                                                                   EXHIBIT 10.16


                                   CREDIT AND
                               GUARANTY AGREEMENT

                          DATED AS OF FEBRUARY 15, 2000

                                      AMONG

                      ALLEGIANCE TELECOM COMPANY WORLDWIDE
                                  AS BORROWER,

                            ALLEGIANCE TELECOM, INC.,
                                       AND
                    SUBSIDIARIES OF ALLEGIANCE TELECOM, INC.,
                                 AS GUARANTORS,

                                VARIOUS LENDERS,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                  AS SYNDICATION AGENT AND SOLE LEAD ARRANGER,

                         TORONTO DOMINION (TEXAS), INC.
                            AS ADMINISTRATIVE AGENT,

                                BANKBOSTON, N.A.
                                       AND
                       MORGAN STANLEY SENIOR FUNDING, INC.
                           AS CO-DOCUMENTATION AGENTS

                  $500,000,000 SENIOR SECURED CREDIT FACILITIES

                ------------------------------------------------


                                                                       EXECUTION

                                TABLE OF CONTENTS


                                                                                              Page
                                                                                              ----
SECTION 1.   DEFINITIONS AND INTERPRETATION....................................................2
         1.1.     Definitions..................................................................2
         1.2.     Accounting Terms............................................................33
         1.3.     Interpretation, etc.........................................................33

SECTION 2.   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.......................................33
         2.1.     Loans.......................................................................33
         2.2.     Pro Rata Shares; Availability of Funds......................................37
         2.3.     Use of Proceeds.............................................................38
         2.4.     Evidence of Debt; Register; Lenders' Books and Records; Notes...............38
         2.5.     Interest Payments...........................................................39
         2.6.     Conversion/Continuation.....................................................40
         2.7.     Default Interest............................................................40
         2.8.     Fees........................................................................41
         2.9.     Scheduled Payments/Reductions...............................................41
         2.10.    Voluntary Prepayments/Reductions............................................42
         2.11.    Mandatory Prepayments/Reductions............................................44
         2.12.    Application of Prepayments/Reductions.......................................45
         2.13.    Allocation of Certain Payments and Proceeds.................................46
         2.14.    General Provisions Regarding Payments.......................................47
         2.15.    Ratable Sharing.............................................................48
         2.16.    Making or Maintaining Eurodollar Rate Loans.................................48
         2.17.    Increased Costs; Capital Adequacy...........................................50
         2.18.    Taxes; Withholding, Etc.....................................................51
         2.19.    Obligation to Mitigate......................................................54
         2.20.    Defaulting Lenders..........................................................54
         2.21.    Removal or Replacement of a Lender..........................................55

SECTION 3.   CONDITIONS PRECEDENT.............................................................56
         3.1.     Conditions to Effectiveness of the Agreement................................56
         3.2.     Conditions to Each Loan.....................................................60

SECTION 4.     REPRESENTATIONS AND WARRANTIES.................................................61
         4.1.     Organization; Powers; Qualification.........................................61
         4.2.     Authorization of Credit Documents; No Conflict..............................61
         4.3.     Governmental Consents.......................................................62
         4.4.     Binding Obligation..........................................................62
         4.5.     Historical Financial Statements; Projections................................62
         4.6.     No Material Adverse Change; No Restricted Junior Payments...................62
         4.7.     Adverse Proceedings, Etc....................................................63


                                       ii
                                                                       EXECUTION


         4.8.     Payment of Taxes............................................................63
         4.9.     Title to Properties.........................................................63
         4.10.    Collateral..................................................................64
         4.11.    Environmental...............................................................64
         4.12.    No Defaults; Material Contracts.............................................65
         4.13.    Governmental Regulation.....................................................65
         4.14.    Margin Stock................................................................65
         4.15.    Employee Matters............................................................65
         4.16.    Employee Benefit Plans......................................................65
         4.17.    Certain Fees................................................................66
         4.18.    Solvency....................................................................66
         4.19.    Existing Indentures.........................................................66
         4.20.    Year 2000 Issues............................................................66
         4.21.    Disclosure..................................................................66
         4.22.    No Burdensome Restrictions..................................................67

SECTION 5.   AFFIRMATIVE COVENANTS............................................................67
         5.1.     Financial Statements and Other Reports......................................67
         5.2.     Contribution................................................................71
         5.3.     Existence...................................................................71
         5.4.     Payment of Taxes and Claims.................................................71
         5.5.     Maintenance of Properties...................................................71
         5.6.     Insurance...................................................................72
         5.7.     Books and Records; Inspections; Lenders Meetings............................72
         5.8.     Compliance with Laws; Contractual Obligations...............................72
         5.9.     Environmental...............................................................73
         5.10.    Subsidiaries................................................................74
         5.11.    Real Estate Assets..........................................................75
         5.12.    Interest Rate Protection....................................................76
         5.13.    Certain Post Closing Matters................................................76

SECTION 6.   NEGATIVE COVENANTS...............................................................76
         6.1.     Indebtedness................................................................77
         6.2.     Liens.......................................................................78
         6.3.     Equitable Lien; No Further Negative Pledges.................................80
         6.4.     Restricted Payments; Restrictions on Subsidiary Distributions...............80
         6.5.     Investments.................................................................81
         6.6.     Stage 1 Financial Covenants.................................................82
         6.7.     Stage 2 Financial Covenants.................................................82
         6.8.     Maximum Consolidated Capital Expenditures...................................83
         6.9.     Fundamental Changes; Disposition of Assets; Acquisitions....................83
         6.10.    Disposal of Subsidiary Interests............................................83
         6.11.    Sales and Lease-Backs.......................................................84
         6.12.    Sale or Discount of Receivables.............................................84


                                      iii
                                                                       EXECUTION


         6.13.    Transactions with Shareholders and Affiliates...............................84
         6.14.    Conduct of Business.........................................................84
         6.15.    Amendments or Waivers of Existing Indentures/Subordinated
                  Indebtedness................................................................85
         6.16.    Fiscal Year.................................................................85
         6.17.    Designation of Unrestricted Subsidiaries; RS Designations. .................85

SECTION 7.   GUARANTY.........................................................................87
         7.1.     Guaranty of the Obligations.................................................87
         7.2.     Contribution by Guarantors..................................................87
         7.3.     Payment by Guarantors.......................................................88
         7.4.     Liability of Guarantors Absolute............................................88
         7.5.     Waivers by Guarantors.......................................................90
         7.6.     Guarantors' Rights of Subrogation, Contribution, Etc........................91
         7.7.     Subordination of Other Obligations..........................................91
         7.8.     Continuing Guaranty.........................................................92
         7.9.     Authority of Guarantors or Borrower.........................................92
         7.10.    Financial Condition of Borrower.............................................92
         7.11.    Bankruptcy, Etc.............................................................92
         7.12.    Notice of Events............................................................93
         7.13.    Discharge of Guaranty Upon Sale of Guarantor................................93

SECTION 8.   EVENTS OF DEFAULT................................................................93
         8.1.     Events of Default...........................................................93

SECTION 9.   AGENTS...........................................................................96
         9.1.     Appointment of Agents.......................................................96
         9.2.     Powers and Duties...........................................................96
         9.3.     General Immunity............................................................97
         9.4.     Agents Entitled to Act as Lender............................................97
         9.5.     Lenders' Representations, Warranties and Acknowledgment.....................98
         9.6.     Right to Indemnity..........................................................98
         9.7.     Successor Administrative Agent..............................................99
         9.8.     Collateral Documents and Guaranties.........................................99

SECTION 10.   MISCELLANEOUS..................................................................100
         10.1.    Notices....................................................................100
         10.2.    Expenses...................................................................100
         10.3.    Indemnity..................................................................101
         10.4.    Set-Off....................................................................102
         10.5.    Amendments and Waivers; Requisite Lenders' Consent.........................102
         10.6.    Successors and Assigns; Participations.....................................104
         10.7.    Independence of Covenants..................................................107
         10.8.    Survival of Representations, Warranties and Agreements.....................107


                                       iv
                                                                       EXECUTION



         10.9.    No Waiver; Remedies Cumulative.............................................107
         10.10.   Marshalling; Payments Set Aside............................................107
         10.11.   Severability...............................................................108
         10.12.   Entire Agreement...........................................................108
         10.13.   Obligations Several; Independent Nature of Lenders' Rights.................108
         10.14.   Headings...................................................................108
         10.15.   APPLICABLE LAW.............................................................108
         10.16.   CONSENT TO JURISDICTION....................................................108
         10.17.   WAIVER OF JURY TRIAL.......................................................109
         10.18.   Confidentiality............................................................109
         10.19.   Usury Savings Clause.......................................................110
         10.20.   Counterparts; Effectiveness................................................111



                                        v
                                                                       EXECUTION


APPENDICES:       A        Commitments
                  B        Notice Addresses

SCHEDULES:        1.1      Specified Geographic Markets
                           4.1          Organization, Etc.
                           4.2          Authorizations
                           4.3          Governmental Consents
                           4.7          Litigation
                           4.9(b)       Real Estate Assets
                           4.10(b)      Certain Approvals
                           4.12         Material Contracts
                           5.13(a)      Interconnection Agreement Parties
                           6.2          Certain Liens
                           6.6(a)       Minimum Revenues
                           6.6(b)       Ratio of Senior Secured Debt to Annualized Adjusted
                                        EBITDA
                           6.7(a)       Senior Leverage Ratio
                           6.7(b)       Total Leverage Ratio
                           6.7(c)       Interest Coverage Ratio
                           6.7(d)       Pro Forma Debt Service Overage Ratio
                           6.8          Maximum Consolidated Capital Expenditures

EXHIBITS:                  A-1          Funding Notice
                           A-2          Conversion/Continuation Notice
                           B-1          Revolving Loan Note
                           B-2          Delayed Draw Term Loan Note
                           B-3          New Term Loan Note
                           C            Compliance Certificate
                           D-1          Opinion of Kirkland & Ellis, Counsel to Credit Parties
                           D-2          Opinion of General Counsel of Borrower
                           D-3          Opinion of Winstead Sechrest, Local Counsel to Credit Parties
                           D-4          Opinion of Swidler & Berlin, Special Regulatory Counsel to
                                        Credit Parties
                           E            Assignment Agreement
                           F            Certificate Re Non-Bank Status
                           G            Closing Date Certificate
                           H            Joinder Agreement
                           I            Pledge and Security Agreement
                           J            Mortgage
                           K            Acknowledgment Letter
                           L            Counterpart Agreement



                                       vi
                                                                       EXECUTION

                          CREDIT AND GUARANTY AGREEMENT

         This CREDIT AND GUARANTY AGREEMENT, dated as of February 15, 2000 is entered into by and among ALLEGIANCE TELECOM, INC., a Delaware corporation ("COMPANY"), ALLEGIANCE TELECOM COMPANY WORLDWIDE, a Delaware corporation ("BORROWER"), CERTAIN DOMESTIC SUBSIDIARIES OF COMPANY (other than the Borrower) PARTY HERETO, as Guarantors, the LENDERS party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Syndication Agent (in such capacity,"SYNDICATION AGENT"), TORONTO DOMINION (TEXAS), INC. ("TD"), as Administrative Agent (together with its permitted successors in such capacity,"ADMINISTRATIVE AGENT"), BANKBOSTON, N.A. ("FLEET BOSTON") and MORGAN STANLEY SENIOR FUNDING, INC. ("MSSF"), as Co-Documentation Agents (in such capacity, "CO-DOCUMENTATION AGENTS"), GSCP, as Sole Lead Arranger (in such capacity," SOLE LEAD ARRANGER"), and the Managing Agents listed on the signature pages hereof.


                                    RECITALS

         WHEREAS, capitalized terms used herein have the meanings assigned to those terms in Section 1.1;

         WHEREAS, Lenders have agreed to extend certain credit facilities to Borrower in an aggregate amount not to exceed $500,000,000, consisting of up to $150,000,000 aggregate principal amount of Delayed Draw Term Loans and up to $350,000,000 of Revolving Credit Commitments, the proceeds of which shall be used for general corporate purposes including working capital financing and to provide purchase money financing for the cost of design, development, acquisition, construction, installation, improvement, transportation or integration of equipment, inventory and network assets;

         WHEREAS, Borrower has agreed to secure all of its obligations hereunder by granting to Administrative Agent, for the benefit of Lenders, a First Priority Lien on substantially all of its assets, including a pledge of all of the Capital Stock of each of its Subsidiaries and first tier Unrestricted Subsidiaries (65% of all of the Capital Stock of each of its first tier Foreign Subsidiaries), but excluding assets acquired under any Permitted Equipment Financing;

         WHEREAS, Guarantors have agreed to guarantee the obligations of Borrower hereunder and to secure Borrower's and all of the Guarantors' respective Obligations hereunder by granting to Administrative Agent, for the benefit of Lenders, a First Priority Lien on their assets contemplated under the Collateral Documents, including a pledge of all of the Capital Stock of each of their respective Subsidiaries (including Borrower) and first tier Unrestricted Subsidiaries (65% of all of the Capital Stock of each of their respective first tier Foreign Subsidiaries).




                                       1
                                                                       EXECUTION

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Company, Guarantors, Lenders and Agents agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

         1.1 Definitions. The following terms used herein, including the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

         "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (i) (a) the rate per annum (rounded upward to the nearest 1/100th) equal to the rate determined by Administrative Agent to be the offered rate which appears on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740 or 3750, as applicable) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded upward to the nearest 1/100th) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum equal to the offered quotation rate (carried out to the fifth decimal place) to first class banks in the London interbank market by Administrative Agent for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.

         "ADMINISTRATIVE AGENT" as defined in the preamble hereto.

         "ADVERSE PROCEEDING" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Company or any of its Subsidiaries, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries.

         "AFFECTED LENDER" as defined in Section 2.16(b).

         "AFFECTED LOANS" as defined in Section 2.16(b).



                                       2
                                                                       EXECUTION

         "AFFILIATE," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Neither any Agent nor any Lender shall be deemed Affiliates of any Credit Party by virtue of the security interests granted by the Pledge and Security Agreement.

         "AGENT" means each of Syndication Agent, Administrative Agent and Co-Documentation Agents.

         "AGGREGATE AMOUNTS DUE" as defined in Section 2.15.

         "AGGREGATE PAYMENTS" as defined in Section 7.2.

         "AGREEMENT" means this Credit and Guaranty Agreement, dated as of February 15, 2000, as it may be amended, supplemented or otherwise modified from time to time.

         "ANNUALIZED ADJUSTED EBITDA" means the aggregate Pre-Overhead EBITDA for the most recent Fiscal Quarter multiplied by four.

         "ANNUALIZED CONSOLIDATED EBITDA" means Consolidated EBITDA for the most recently completed Fiscal Quarter multiplied by four.

         "APPLICABLE COMMITMENT FEE PERCENTAGE" means a percentage, per annum, determined by reference to the Facilities Usage in effect from time to time as set forth below:



                                           Applicable Commitment Fee
Facilities Usage                                   Percentage
----------------                           --------------------------

        < 1/3                                      1.50%

   <    < 2/3                                     1.125%
   > or = 1/3

   > or = 2/3                                      0.75%

         "APPLICABLE MARGIN" means a percentage, per annum, determined by reference to the Total Leverage Ratio in effect from time to time as set forth below:


                                       3
                                                                       EXECUTION


                                    Eurodollar     Base Rate
    Total Leverage Ratio            Rate Loan         Loan
    --------------------           -------------   ----------


> or = 8.00:1.00 or negative              3.25%      2.25%


     < 8.00:1.00                          3.00%      2.00%
> or = 7.00:1.00


     < 7.00:1.00                          2.75%      1.75%
> or = 6.00:1.00


     < 6.00:1.00                          2.50%      1.50%
> or = 5.00:1.00


     < 5.00:1.00                          2.25%      1.25%
> or = 4.00:1.00


     < 4.00:1.00                          2.00%      1.00%


; provided, however, that at any time during Stage 1 the Applicable Margin shall be 3.25% per annum with respect to Eurodollar Rate Loans and 2.25% per annum with respect to Base Rate Loans.

No change in the Applicable Margin shall be effective until three Business Days after the date on which Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 5.1(d) calculating the Total Leverage Ratio. At any time Borrower has not submitted to Administrative Agent the applicable information as and when required under
Section 5.1(d), the Applicable Margin shall be determined as if the Total Leverage Ratio were in excess of 8.00:1.00 or negative. Within one Business Day of receipt of the applicable information as and when required under Section 5.1(d), Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin in effect from such date. The Applicable Margin with respect to any New Term Loans shall be set forth in the applicable Joinder Agreement.

         "APPLICABLE RESERVE REQUIREMENT" means, at any time, for any Eurodollar Rate Loan the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained by such member banks with respect thereto against "Eurocurrency liabilities" (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted Eurodollar Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. A Eurodollar Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available






                                       4
                                                                       EXECUTION
from time to time to the applicable Lender. The rate of interest on Eurodollar Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

         "ASSET SALE" means a sale, lease or sublease (as lessor or sublessor), transfer or disposition to any Person other than Company, Borrower or any Guarantor, in one transaction or a series of transactions, of all or any part of Company's or any of its Subsidiaries' businesses, properties or assets, whether now owned or hereafter acquired, including, without limitation, the equity Securities of any of Company' Subsidiaries, other than (i) the sale of Cash Equivalents in the ordinary course of business, (ii) inventory sold in the ordinary course of business, (iii) disposals of obsolete, worn out or surplus property, (iv) disposals of uneconomical, redundant or non-strategic property acquired in Permitted Acquisitions in an amount not in excess of $30,000,000 per fiscal year (provided that such property acquired in a Permitted Acquisition is disposed of in each case within 270 days of the acquisition thereof by Company or any of its Subsidiaries), (v) sales of assets the Net Asset Sale Proceeds of which are invested in assets of the general type used in the business of the Borrower and its Subsidiaries within 270 days of receipt of such proceeds and
(vi) sales of assets in a single transaction or series of transactions not in excess of $45,000,000 in the aggregate during the term of this Agreement.

         "ASSIGNMENT AGREEMENT" means an Assignment Agreement in the form of Exhibit E (with such amendments or modifications as may be approved by Borrower and Administrative Agent).

         "AUTHORIZED OFFICER" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer) or president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer, treasurer or controller.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

         "BASE RATE" means, for any day, a rate per annum (carried out to the fifth decimal place) equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate resulting due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "BASE RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Base Rate.

         "BENEFICIARY" means each Agent, each Lender and each Lender
Counterparty.

         "BUSINESS DAY" means any day, excluding all of the following: Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to





                                       5
                                                                       EXECUTION
close, and with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

         "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures of any Person during such period that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the statement of cash flows of such Person. Notwithstanding the foregoing, the term "Capital Expenditures" shall not include capital expenditures in respect of the reinvestment of Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds made in accordance with Sections 2.11(a) and
(b).

         "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person, including, without limitation, Dark Fiber Leases.

         "CASH" means money, currency or a credit balance in any demand or deposit account.

         "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within two years after such date; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's or the equivalent thereof; (iii) commercial paper maturing not more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's or the equivalent thereof; (iv) time deposits, certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state or territory thereof or the District of Columbia or any foreign country recognized by the United States or United States branches of foreign banks or the parent company of any such bank that in each case (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000;
(v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses
(i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's or the equivalent thereof; (vi) repurchase agreements maturing within 30 days from the date of acquisition thereof by Borrower or any of its Subsidiaries with any Lender or bank referred to in clause (iv) above, in each case for underlying securities of the type referred to in clause (i) above.

         "CERTIFICATE RE NON-BANK STATUS" means a certificate in the form of Exhibit F.


                                       6
                                                                       EXECUTION

         "CHANGE OF CONTROL" means, at any time, (i) Holland shall cease to beneficially own and control at least 50% of the capital stock of Company owned or controlled by Holland as of the Closing Date (excluding any such capital stock transferred to a spouse as part of a divorce proceeding or any settlement thereof); provided that the foregoing shall not constitute a "change of control" at any time after Annualized Consolidated EBITDA of the Company has become positive; (ii) Company shall cease to beneficially own and control all of the issued and outstanding shares of capital stock of Borrower; (iii) any "change of control" or similar event under the Existing Indentures and other similar documents governing other Subordinated Indebtedness (or related documentation) shall occur; (iv) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than Holland is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 20% or more of the then outstanding voting capital stock of Company other than in a transaction having the approval of the board of directors of Company at least a majority of which members are Continuing Directors; or (v) Continuing Directors shall cease to constitute at least a majority of the directors constituting the board of directors of Company.

         "CLASS" means (i) with respect to Lenders each of the following classes of Lenders: (a) Lenders having Revolving Loan Exposure, (b) Lenders having Delayed Draw Term Loan Exposure and (c) Lenders having New Term Loan Exposure, if any, and (ii) with respect to Loans, each of the following classes of Loans:
(a) Revolving Loans, (b) Delayed Draw Term Loans and (c) New Term Loans, if any.

         "CLOSING DATE" means the date on or before February 15, 2000 on which the conditions set forth in Section 3.1 are satisfied or waived in accordance with the terms thereof.

         "CLOSING DATE CERTIFICATE" means a certificate in the form of Exhibit
G.

         "COLLATERAL" means, collectively, all of the real, personal and mixed property (including capital stock and other equity Securities) on which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

         "COLLATERAL DOCUMENTS" means the Pledge and Security Agreement, the Mortgages, if any, and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

         "CO-LOCATION SITES" means the central office premises of a local exchange carrier on which a Subsidiary of Borrower has located telecommunications transmission equipment.

         "COMMITMENT" means the commitments of Lenders to make Loans as set forth in Section 2.1(a) of this Agreement. The amount of each Lender's Commitment is set forth on Appendix A or






                                       7
                                                                       EXECUTION
in the applicable Assignment Agreement or Joinder Agreement and is subject to any adjustment or reduction pursuant to the terms and conditions hereof.

         "COMPANY" as defined in the preamble hereto.

         "COMPLIANCE CERTIFICATE" means a certificate in the form of Exhibit C.

         "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all Capital Expenditures of Company and its Subsidiaries during such period, determined in accordance with GAAP.

         "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period, excluding (i) any amount not payable in Cash and (ii) Cash interest payable from funds escrowed for such purpose by Company prior to the Closing Date.

         "CONSOLIDATED EBITDA" means, for any period, an amount determined for any Person on a consolidated basis equal to (i) the sum of the amounts for such period of (a) Consolidated Net Income, (b) Consolidated Interest Expense, (c) provisions for franchise taxes and taxes based on income, (d) total depreciation expense, (e) total amortization expense, and (f) other non-cash items reducing Consolidated Net Income (including management ownership allocation charges and non-cash deferred compensation), minus (ii) other non-cash items increasing Consolidated Net Income.

         "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to Consolidated EBITDA minus the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Loans except to the extent the Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures and, to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, Cash consideration paid for Permitted Acquisitions and Investments permitted under this Agreement (in each case, net of any proceeds of any related financings incurred to finance, and issuances of equity Securities issued to finance, such expenditures, Permitted Acquisitions or Investments) (c) Consolidated Cash Interest Expense, and (d) provisions for current franchise taxes and taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any (i) amounts referred to in Section 2.8 payable on or before the Closing Date, (ii) any fees and expenses associated with the Existing Credit Agreement and (iii) any fees and expenses associated with issuances of Subordinated Debt.



                                       8
                                                                       EXECUTION

         "CONSOLIDATED NET INCOME" means, for any period, (i) the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus, to the extent included in (i), (ii) (a) the income of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (c) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales and other sales of assets not constituting Asset Sales (unless excluded from Asset Sales under clauses (i) or (ii) of the definition thereof), or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains (without giving effect to any net non-cash extraordinary losses).

         "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less any funds escrowed for the purpose of paying interest on such Indebtedness.

         "CONTINUING DIRECTORS" means individuals who at the beginning of any period of two consecutive calendar years constituted the board of directors of Company, together with any new directors whose election by such board of directors or whose nomination for election was approved by a vote of at least two-thirds of the members of such board of directors then still in office who either were members of such board of directors at the beginning of such period or whose election or nomination for election was previously so approved.

         "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

         "CONTRIBUTING GUARANTORS"as defined in Section 7.2.

         "CONVERSION/CONTINUATION DATE" means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

         "CONVERSION/CONTINUATION NOTICE" means a notice in the form of Exhibit A-2.

         "COUNTERPART AGREEMENT" means the agreement in the form of Exhibit L.


                                       9
                                                                       EXECUTION

         "CREDIT DATE" means the date of the making of a Loan.

         "CREDIT DOCUMENT" means any of this Agreement, the Notes, Joinder Agreements, if any, the Collateral Documents, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of Agents or any Lender in connection herewith, including Hedge Agreements with any Lender Counterparty, in each case as may be amended, supplemented or otherwise modified from time to time.

         "CREDIT PARTY" means each Person (other than any Agent or any Lender or any other representative thereof) from time to time party to a Credit Document.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Company's and its Subsidiaries' operations.

         "DARK FIBER LEASES" as defined in Section 6.1(i).

         "DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

         "DELAYED DRAW TERM LOAN COMMITMENT" means the Commitment of a Lender to make or otherwise fund a Delayed Draw Term Loan to Borrower and "DELAYED DRAW TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate. The amount of each Lender's Delayed Draw Term Loan Commitment, if any is set forth in Appendix A or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Delayed Draw Term Loan Commitments as of the Closing Date is $150,000,000.

         "DELAYED DRAW TERM LOAN COMMITMENT PERIOD" means the time period commencing on the Closing Date through to and including the Delayed Draw Term Loan Commitment Termination Date.

         "DELAYED DRAW TERM LOAN COMMITMENT TERMINATION DATE" means the earlier to occur of (i) the date the Delayed Draw Term Loan Commitments are permanently reduced to zero pursuant to Sections 2.10 or 2.11, (ii) the date of the termination of the Commitments pursuant to Section 8.1 and (iii) the date occurring twenty-four (24) months after the Closing Date.

         "DELAYED DRAW TERM LOAN EXPOSURE" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Delayed Draw Term Loans of such Lender; provided, at any time prior to the making of the Delayed Draw Term Loans, the Delayed Draw Term Loan Exposure of any Lender shall be equal to such Lender's Delayed Draw Term Loan Commitment.


                                       10
                                                                       EXECUTION

         "DELAYED DRAW TERM LOAN INSTALLMENT" as defined in Section 2.9(b).

         "DELAYED DRAW TERM LOAN MATURITY DATE" means the earlier of (i) December 31, 2006 and (ii) the date that all Delayed Draw Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

         "DELAYED DRAW TERM LOAN NOTE" means a promissory note in the form of Exhibit B-2, as it may be amended, supplemented or otherwise modified from time to time.

         "DELAYED DRAW TERM LOANS" means any Delayed Draw Term Loans made by Lender to the Borrower pursuant to Section 2.1(a)(ii) of this Agreement and any New Delayed Draw Term Loans made by Lender to Borrower pursuant to Section 2.1(a)(iii) of this Agreement.

         "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "DOLLARS" and the sign "$" mean the lawful money of the United States.

         "DOMESTIC SUBSIDIARY" means any Subsidiary including an Unrestricted Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

         "ELIGIBLE ASSIGNEE" means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, finance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit or buys loans as one of its businesses; provided that no Affiliate of Company or Borrower shall be an Eligible Assignee (it being understood that MSSF is not an Affiliate of Company or Borrower for purposes of the definition of "Eligible Assignee").

         "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in
Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

         "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.



                                       11
                                                                       EXECUTION

         "ENVIRONMENTAL LAWS" means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

         "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

         "ERISA EVENT" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of
Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective






                                       12
                                                                       EXECUTION

ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c),
(i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan;
(ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

         "EURODOLLAR RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

         "EVENT OF DEFAULT" means each of the events set forth in Section 8.1.

         "EXCESS PROCEEDS AMOUNT" means a cumulative amount, as of any date of determination, equal to the sum of (i) $300,000,000, (ii) the net cash proceeds of any equity Securities issued pursuant to the "green shoe" in connection with the Company's offering of equity Securities most recently completed prior to the Closing Date, and (iii) the net cash proceeds of any other issuance of equity Securities by Company after the Closing Date which have been contributed as common equity to the Borrower, less the Excess Proceeds Usage as of such date.

         "EXCESS PROCEEDS GEOGRAPHIC MARKET" means up to six (6) Geographic Markets designated in writing by Borrower to Sole Lead Arranger and Administrative Agent as an Excess Proceeds Geographic Market; provided that, at the time of any such designation, the Excess Proceeds Amount is not less than the product of (y) the number of Excess Proceeds Geographic Markets so designated times (z) $50,000,000; provided further that Borrower may not designate more than four (4) such Excess Proceeds Geographic Markets in any Fiscal Year.

         "EXCESS PROCEEDS USAGE" means a cumulative amount, as of any date of determination equal to the sum of (i) the amount of Investments made pursuant to
Section 6.5(m), (ii) the net cash proceeds of any equity Securities issued pursuant to the "green shoe" in connection with the Company's offering of equity Securities most recently completed prior to the Closing Date, plus the net cash proceeds of any other issuance of equity Securities by Company after the Closing Date to






                                       13
                                                                       EXECUTION
the extent utilized to pay all or any portion of the purchase price of a Permitted Acquisition and (iii) the product of (y) $50,000,000 times (z) each Geographic Market designated by Borrower as an Excess Proceeds Geographic Market.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         "EXISTING CREDIT AGREEMENT" means that certain Credit and Guaranty Agreement, dated as of April 1, 1999 by and among Company, Borrower (as successor to Allegiance Finance Company, Inc.), Guarantors (as defined therein), the lenders party thereto, GSCP and TDSI as Co-Lead Arrangers, MSSF, as Documentation Agent, and the Managing Agents and Co-Agents listed on the signature pages thereof.

         "EXISTING INDENTURES" means, collectively, the Indenture dated as of February 3, 1998 between Allegiance Telecom, Inc. and The Bank of New York, relating to the 11-3/4% Senior Discount Notes due 2008, and the Indenture dated as of July 7, 1998 between Allegiance Telecom, Inc. and The Bank of New York, relating to the 12-7/8% Senior Notes due 2008; in each case as in effect as of the Closing Date and without giving effect to any extension, restatement, amendment, modification or supplement thereof or waiver or consent with respect thereto dated after the date hereof.

         "FACILITIES" means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates, but excluding for all purposes under this Agreement (other than with respect to rights purported to be granted pursuant to the Collateral Documents as security for the Obligations) all Co-Location Sites.

         "FACILITIES USAGE" means a fraction, calculated as of the last day of each Fiscal Quarter, the numerator of which is equal to the average daily Total Utilization of Commitments during such Fiscal Quarter and the denominator of which is equal to the average daily aggregate Revolving Loan Commitments for all Lenders during such Fiscal Quarter plus the average daily aggregate Delayed Draw Term Loan Commitments for such Fiscal Quarter.

         "FAIR SHARE CONTRIBUTION AMOUNT" as defined in Section 7.2.

         "FAIR SHARE" as defined in Section 7.2.

         "FAIR SHARE SHORTFALL" as defined in Section 7.2.

         "FCC" means the Federal Communications Commission.

         "FEDERAL FUNDS EFFECTIVE RATE" means for any day, the rate per annum (carried out to the fifth decimal place) equal to the weighted average of the rates on overnight Federal funds





                                       14
                                                                       EXECUTION
transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent, in its capacity as a Lender, on such day on such transactions as determined by Administrative Agent.

         "FINANCIAL OFFICER CERTIFICATION" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer, senior vice president of finance and accounting or treasurer of Company that such financial statements fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

         "FINANCIAL PLAN" as defined in Section 5.1(j).

         "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than and subject to Permitted Liens.

         "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

         "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

         "FLEET BOSTON" means BankBoston, N.A..

         "FLOOD HAZARD PROPERTY" means a Real Estate Asset located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

         "FOREIGN SUBSIDIARY" means any Subsidiary (including an Unrestricted Subsidiary) that is not a Domestic Subsidiary.

         "FUNDING GUARANTORS" as defined in Section 7.2.

         "FUNDING NOTICE" means a notice in the form of Exhibit A-1.

         "GAAP" means United States generally accepted accounting principles in effect as of the date of determination thereof.



                                       15
                                                                       EXECUTION

         "GEOGRAPHIC MARKET" means each particular geographic market or one or more related geographic markets in the United States which is (i) identified on
Schedule 1.1 of this Agreement, (ii) designated to constitute a Geographic Market by Borrower in accordance with paragraph (vi) of the definition of "Permitted Acquisition" or (iii) constitutes an Excess Proceeds Geographic Market, in which, in each case, one or more Subsidiaries of the Company conducts business operations.

         "GOVERNMENTAL ACTS" means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

         "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

         "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

         "GSCP" means Goldman Sachs Credit Partners L.P.

         "GUARANTEED OBLIGATIONS" as defined in Section 7.1.

         "GUARANTOR" means each of Company and each direct and indirect Subsidiary of Company (other than Borrower) party hereto.

         "GUARANTY" means the guaranty of each Guarantor set forth in Section 7.

         "HAZARDOUS MATERIALS" means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

         "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

         "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement entered into in the ordinary course of Company's or any of its Subsidiaries' businesses and not for speculative purposes.




                                       16
                                                                       EXECUTION

         "HIGHEST LAWFUL RATE" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         "HISTORICAL FINANCIAL STATEMENTS" means the audited financial statements of Company and its Subsidiaries for Fiscal Years 1997 and 1998, consisting of balance sheets and the related consolidated statements of income, stockholders' equity and cash flows for such periods, certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

         "HOLLAND" means, collectively, Mr. Royce Holland, his direct descendants, any entity controlled by any of the foregoing or any trust for the benefit of any of the foregoing.

         "INCREASED AMOUNT DATE" as defined in Section 2.1(a)(iii).

         "INCREASED-COST LENDERS" as defined in Section 2.21.

         "INDEBTEDNESS", as applied to any Person, means, without duplication,
(i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA and ordinary course trade payables and accrued expenses), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Indebtedness of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee that the Indebtedness of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; and (ix) any liability of such Person for the Indebtedness of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such Indebtedness (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the







                                       17
                                                                       EXECUTION
solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause (viii) above; and (x) obligations under Hedge Agreements; provided in no event shall an obligation under Hedge Agreements be deemed "Indebtedness" for any purpose under Sections 6.6, 6.7 and 6.8.

         "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make Loans or the use or intended use of the proceeds thereof or the use or intended use of any thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty));
(ii) the statements contained in the commitment letter executed and delivered by any Lender to Company with respect thereto; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

         "INDEMNITEE" as defined in Section 10.3.

         "INITIAL FUNDING DATE" means the date on which the first Loan is made hereunder.

         "INSTALLMENT DATE" as defined in Section 2.9.

         "INTELLECTUAL PROPERTY COLLATERAL" means all of the Intellectual Property subject to the Lien of the Pledge and Security Agreement.

         "INTEREST COVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) Annualized Consolidated EBITDA to (ii) Consolidated Cash Interest Expense for the four-Fiscal Quarter period then ended, in each case as set forth in the most recent Compliance Certificate delivered by Borrower to Administrative Agent pursuant to Section 5.1(d).



                                       18
                                                                       EXECUTION

         "INTEREST PAYMENT DATE" means with respect to (i) any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date; and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

         "INTEREST PERIOD" means, in connection with a Eurodollar Rate Loan, an interest period of one, two, three or six-months, as selected by Borrower in the applicable Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided that (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) through (f) of this definition, end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any New Term Loans, if any, shall extend beyond the New Term Loan Maturity Date; (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date; (e) no Interest Period with respect to any portion of Revolving Loans shall extend beyond a date on which Borrower is required to make a scheduled reduction of Revolving Loan Commitments, unless the sum of (1) the aggregate principal amount of Revolving Loans that are Base Rate Loans, and (2) the aggregate principal amount of Revolving Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date of reduction equals or exceeds the amount required to be paid with respect to the Revolving Loan Commitments on such date; and (f) no Interest Period with respect to any portion of New Term Loans, if any, shall extend beyond a date on which Borrower is required to make a scheduled payment of principal of such New Term Loans, unless the sum of (1) the aggregate principal amount of such New Term Loans that are Base Rate Loans and, (2) the aggregate principal amount of such New Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such New Term Loans on such date.

         "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Company's and its Subsidiaries' operations.

         "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.


                                       19
                                                                       EXECUTION

         "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a Guarantor);
(ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person (other than Company or any Guarantor), of any equity Securities of such Subsidiary; and
(iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

         "INVESTMENT PROPERTY" as defined in the Pledge and Security Agreement.

         "JOINDER AGREEMENT" means a joinder agreement substantially in the form of Exhibit H, or as may be amended, supplemented or otherwise modified from time to time.

         "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

         "LEASEHOLD PROPERTY" means any leasehold interest of any Credit Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

         "LENDER" means any person who becomes a Lender under this Agreement as of the Closing Date or pursuant to Section 2.1(a)(iii) and their respective permitted successors and assigns.

         "LENDER COUNTERPARTY" means each Lender or Affiliate thereof counterparty to a Hedge Agreement.

         "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "LOAN" or "LOANS" means any Loan made by a Lender to Borrower pursuant to Section 2.1(a)(i), 2.1(a)(ii) or 2.1(a)(iii) of this Agreement.


                                       20
                                                                       EXECUTION

         "MANAGING AGENTS" means each of the Managing Agents listed on the signature pages of this Agreement.

         "MARGIN STOCK" as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries on a consolidated basis or (ii) the ability of any Agent or any Lender to enforce any of their rights or to collect any of the Obligations then due and payable.

         "MATERIAL CONTRACT" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

         "MATERIAL REAL ESTATE ASSET" means (i) all fee-owned Real Estate Assets having a fair market value in excess of $2,000,000 as of the date of the acquisition thereof and (ii) all Leasehold Properties other than those (a) with respect to which the aggregate payments under the term of the lease are less than $2,000,000 per annum, or (b) that relate to a site the loss of which would not otherwise have a Material Adverse Effect.

         "MOODY'S" means Moody's Investor Services, Inc.

         "MORTGAGE" means a mortgage, deed of trust or similar instrument in the form of Exhibit J, as it may be amended, supplemented or otherwise modified from time to time.

         "MORTGAGED PROPERTY" as defined in Section 5.10.

         "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

         "NAIC" means The National Association of Insurance Commissioners, and any successor thereto.

         "NARRATIVE REPORT" means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management thereof for the applicable month, Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate.

         "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from







                                       21
                                                                       EXECUTION
such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes reasonably estimated to be actually payable as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (c) attorney's fees, accountants fees, investment banking fees and other customary costs, fees, expenses and commissions actually incurred in connection therewith, and (d) the amount of any reasonable reserve established in accordance with GAAP against any liabilities associated with the assets sold or disposed of; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of such liability) shall be deemed to be Net Asset Sale Proceeds occurring on the date of such reduction.

         "NET INSURANCE/CONDEMNATION PROCEEDS" means an amount equal to: (i) any Cash payments or proceeds received by Company or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or
(b) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof, and (b) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition, including income taxes reasonably estimated to be actually payable as a result of any gain recognized in connection therewith.

         "NEW DELAYED DRAW TERM LOANS" as defined in Section 2.1(a)(iii).

         "NEW DELAYED DRAW TERM LOAN COMMITMENTS" as defined in Section 2.1(a)(iii).

         "NEW REVOLVING LOAN" as defined in Section 2.1(a)(iii).

         "NEW REVOLVING LOAN COMMITMENTS" as defined in Section 2.1(a)(iii).

         "NEW REVOLVING LOAN LENDER" as defined in Section 2.1(a)(iii).

         "NEW TERM LOAN" as defined in Section 2.1(a)(iii).

         "NEW TERM LOAN COMMITMENTS" as defined in Section 2.1(a)(iii).

         "NEW TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding of the New Term Loans that Lender's New Term Loan Commitment, if any, and (ii) after the funding of the New Term Loans, the outstanding principal amount of the New Term Loan of that Lender.


                                       22
                                                                       EXECUTION

         "NEW TERM LOAN LENDER" as defined in Section 2.1(a)(iii).

         "NEW TERM LOAN MATURITY DATE" means the date that New Term Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement.

         "NEW TERM LOAN NOTE" means a promissory note in the form of Exhibit B-3, as it may be amended, supplemented or otherwise modified from time to time.

         "NON-US LENDER" as defined in Section 2.18(c).

         "NOTE" means a Revolving Loan Note, Delayed Draw Term Loan Note or a New Term Loan Note.

         "NOTICE" means a Funding Notice or a Conversion/Continuation Notice.

         "OBLIGATIONS" means, with respect to any Credit Party, obligations of such Credit Party, whether now existing or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection herewith and any other Credit Document and any Hedge Agreement with a Lender Counterparty (including, without limitation, with respect to a Hedge Agreement, obligations owed thereunder to any person who was a Lender or an Affiliate of a Lender at the time such Hedge Agreement was entered into), including those arising under successive borrowing transactions hereunder which shall either continue the Obligations of such Credit Party from time to time or renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding.

         "OBLIGEE GUARANTOR" as defined in Section 7.7.

         "ORGANIZATIONAL DOCUMENTS" means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended,
(iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its certificate of formation or articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such "Organizational Document" shall only be to a document of a type customarily certified by such governmental official.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.



                                       23
                                                                       EXECUTION

         "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

         "PERMITTED ACQUISITION" means any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the equity Securities of, or a business line or a division of, any Person; provided that:

               (1) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

               (2) all transactions in connection therewith shall be consummated in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

               (3) all of the equity Securities (except for any such Securities in the nature of directors qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person (or any newly formed Subsidiary of Company in connection with such acquisition) shall be owned 100% by Borrower or a Subsidiary, and Company and Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Borrower, each of the actions set forth in Section 5.10;

               (4) (A) the cash consideration paid by Company or any of its Subsidiaries for such acquisition shall be less than $1,000,000, or (B) the aggregate amount of all acquisitions occurring after the Closing Date, the individual Cash component of the purchase price of which is greater than $1,000,000 in each case, which are financed in whole or in part with Indebtedness (including all Indebtedness incurred, repaid or assumed in connection with all such acquisitions) and/or Cash on hand, shall not exceed (excluding the amount of equity Securities used in connection with or used to finance such acquisitions) an amount equal to $300,000,000;

               (5) all Persons, assets or divisions acquired shall be in the same business or lines of business engaged in by Borrower and/or its Subsidiaries on the Closing Date and similar or related businesses, or such other lines of business as may be consented to by Requisite Lenders;

               (6) the principal operations of all Persons, assets or divisions acquired shall be located only in those twenty seven (27) Geographic Markets specified in Schedule 1.1 (or substitution Geographic Markets reasonably acceptable to the Sole Lead Arranger and the Administrative Agent) plus up to an additional nine (9) Geographic Markets that Borrower designates in writing to the Sole Lead Arranger and the Administrative Agent as a Geographic Market that it anticipates operating in; provided that Permitted Acquisitions outside such thirty six (36) Geographic Markets shall be permitted if such principal operations, assets or divisions acquired are related to Company's core CLEC switched access business as conducted as of the Closing Date or similar or related businesses, including,







                                       24
                                                                       EXECUTION
         without limitation, data communications, Internet access, Internet portal, web hosting, application hosting, and communication equipment collocation businesses; and

               (7) Company and its Subsidiaries shall be in compliance with, immediately before and after giving pro forma effect to any acquisition, Sections 6.6 or 6.7, as applicable, and Company shall have delivered to Administrative Agent a certificate in the form of a Compliance Certificate evidencing such compliance with such Sections.

         "PERMITTED EQUIPMENT FINANCING" means one or more purchase money, vendor or similar equipment financing facilities (i) in an aggregate principal amount not in excess of $50,000,000 outstanding at any time, (ii) pursuant to which Borrower or any of its Subsidiaries may be advanced funds principally to purchase or lease network equipment or services from the provider of such financing or its affiliates, (iii) which may be secured only by the assets being financed thereby and (iv) the form and substance of which are reasonably satisfactory to the Sole Lead Arranger and Requisite Lenders.

         "PERMITTED LIENS" means each of the Liens permitted pursuant to Section 6.2.

         "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

         "PLAN OF CORRECTION" as defined in Section 4.20.

         "PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement in the form of Exhibit I, as it may be amended, supplemented or otherwise modified from time to time.

         "PRE-OVERHEAD EBITDA" means, for any Fiscal Quarter, an amount determined for the operations of a Subsidiary of the Company in a Geographic Market, to the extent positive, equal to (i) the sum of the amounts for such period of (a) the net income of such market on a consolidated basis determined in accordance with GAAP, (b) total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) with respect to all outstanding Indebtedness of such market, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, (c) provisions for franchise taxes and taxes of such market based on income for such market, (d) total depreciation expense of such market, (e) total amortization expense of such market, and (f) other non-cash items reducing the net income of such market (including management ownership allocation charge and non-cash deferred compensation), minus the sum of (ii) (a) any net extraordinary gains or net non-cash extraordinary losses of such Person for such market and
(b) all other non-cash items increasing the net income of such market; all of the










                                       25
                                                                       EXECUTION
foregoing as calculated quarterly, on a basis which excludes all amounts attributable to corporate overhead expense of Company or any of its Subsidiaries (other than the Subsidiary which operates in the subject Geographic Market to the extent such overhead is allocable to such Geographic Market), and in a manner consistent with the calculations made and delivered pursuant to Section 3.1(f) on the Closing Date (it being understood that all corporate overhead expense is allocated as of the Closing Date by Company to Allegiance Service Corporation, and such practice will continue in the same manner after the Closing Date). It is expressly understood that, with respect to each Geographic Market (i) only those operations of a particular Subsidiary that have positive Pre-Overhead EBITDA shall be included in the calculation of Pre-Overhead EBITDA
(ii) any negative Pre-Overhead EBITDA of a Subsidiary in another Geographic Market shall not be included in such calculation and (iii) any negative Pre-Overhead EBITDA of another Subsidiary operating in such Geographic Market shall not be included in such calculation.

         "PRIME RATE" means the rate that The Toronto-Dominion Bank, New York branch, announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. TD or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "PRINCIPAL OFFICE" means the Administrative Agent's "Principal Office" as set forth on Appendix B, or such other office as such Person may from time to time designate in writing to Borrower, Administrative Agent and each Lender.

         "PROJECTIONS" as defined in Section 4.5.

         "PRO FORMA ADJUSTMENT" means for purposes of determining compliance with the financial covenants set forth in Section 6.6(a), the minimum Revenues specified in such Section shall be increased for any Fiscal Quarter in which a Permitted Acquisition has occurred and each succeeding Fiscal Quarter thereafter by 100% of the average quarterly Revenues of the entity or assets being acquired calculated for the immediately preceding four quarter period using the historical financial statements of such entity or assets; and all such Pro Forma Adjustments shall be accompanied by a Financial Officer Certification.

         "PRO FORMA CONSOLIDATED DEBT SERVICE" means, as of any date of determination, the sum, without duplication, of (i) Consolidated Cash Interest Expense and (ii) all scheduled amortization (including any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment) in respect of Indebtedness, in each case payable by Company and its Subsidiaries during the immediately succeeding four Fiscal Quarters assuming, for purposes of calculating Consolidated Cash Interest Expense for any such succeeding four Fiscal Quarter period, Indebtedness outstanding as of the date of such calculation shall remain outstanding during such four Fiscal Quarter period (except to the extent of any scheduled amortization, redemption, retirement or similar payment scheduled during such four Fiscal Quarter period) and that the average interest rate applicable to




                                       26
                                                                       EXECUTION
outstanding Indebtedness of the Credit Parties as of the date of such calculation applies with respect to Indebtedness outstanding during such four Fiscal Quarter period.

         "PRO FORMA DEBT SERVICE COVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) Annualized Consolidated EBITDA for any period then ended to (ii) Pro Forma Consolidated Debt Service, in each case as set forth in the most recent Compliance Certificate delivered by Borrower to Administrative Agent pursuant to Section 5.1(d).

         "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Delayed Draw Term Loan Commitment or the Delayed Draw Term Loans, the percentage obtained by dividing (x) the Delayed Draw Term Loan Exposure of that Lender by the aggregate Delayed Draw Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the New Term Loan Commitments, if any, or the New Term Loan, if any, of any Lender, the percentage obtained by dividing (x) the New Term Loan Exposure of that Lender for a Series by (y) the sum of the aggregate New Term Loan Exposure of all Lenders for such Series, and (iv) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the New Term Loan Exposure of that Lender for a Series plus the Revolving Loan Exposure of that Lender plus the Delayed Draw Loan Exposure of that Lender by
(y) the sum of the aggregate New Term Loan Exposure of all Lenders for such Series plus the aggregate Revolving Loan Exposure of all Lenders plus the sum of the aggregate Delayed Draw Term Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 10.6. The Pro Rata Share of each Lender as of the Closing Date for purposes of each of clauses (i), (ii), (iii) and (iv) of the preceding sentence is set forth opposite the name of that Lender in Appendix A.

         "REAL ESTATE ASSET" means, at any time of determination, any interest then owned by any Credit Party in any real property (whether fee or leasehold).

         "RECORD DOCUMENT" means, with respect to any Leasehold Property, (i) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

         "RECORDED LEASEHOLD INTEREST" means a Leasehold Property with respect to which a Record Document has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property.



                                       27
                                                                       EXECUTION

         "REGISTER" as defined in Section 2.4(b).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "RELATED FUND" means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

         "REPLACEMENT LENDER" as defined in Section 2.21.

         "REQUISITE CLASS LENDERS" means, at any time of determination (i) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding at least a majority of the sum of the aggregate Revolving Loan Exposure of all Lenders, (ii) for the Class of Lenders having Delayed Draw Term Loan Exposure, Lenders having or holding at least a majority of the sum of the aggregate Delayed Draw Term Loan Exposure of all Lenders and (iii) for each Class of Lenders having New Term Loan Exposure, if any, Lenders having or holding at least a majority of the sum of the aggregate New Term Loan Exposure of such Lenders.

         "REQUISITE LENDERS" means one or more Lenders having or holding Revolving Loan Exposure, Delayed Draw Term Loan Exposure and/or New Term Loan Exposure for a Series representing more than 50% of the sum of (i)the aggregate Revolving Loan Exposure of all Lenders (ii) the aggregate Delayed Draw Term Loan Exposure of all Lenders and (iii) the aggregate New Term Loan Exposure of all Lenders for each Series.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company or Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company or Borrower now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company or Borrower now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to any Subordinated Indebtedness or Indebtedness outstanding under the Existing Indentures; provided that the foregoing will not prohibit






                                       28
                                                                       EXECUTION
payments in respect of repurchases of stock from former directors, officers, employees, or from consultants, of Company in an aggregate amount not to exceed $2,500,000.

         "REVENUES" means, for any Fiscal Quarter, the gross revenues of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

         "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Borrower pursuant to subsection 2.1(a)(i) or New Revolving Loans pursuant to subsection 2.1(a)(iii), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate. The amount of each Lender's Revolving Loan Commitment, if any, is set forth in Appendix A or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Loan Commitments as of the Closing Date is $350,000,000.

         "REVOLVING LOAN COMMITMENT PERIOD" means the period commencing on the Closing Date to but excluding the Revolving Loan Commitment Termination Date.

         "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest to occur of (i) the Revolving Loan Maturity Date, (ii) the date the Revolving Loan Commitments are permanently reduced to zero pursuant to Sections 2.10 or 2.11, and (iii) the date of the termination of the Commitments pursuant to Section 8.1.

         "REVOLVING LOAN EXPOSURE" means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Loan Commitments, such Lender's Revolving Loan Commitment; and (ii) after the termination of the Revolving Loan Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender.

         "REVOLVING LOAN INSTALLMENT" as defined in Section 2.9(a).

         "REVOLVING LOAN MATURITY DATE" means the earlier of (i) December 31, 2006 and (ii) the date that all Revolving Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

         "REVOLVING LOAN NOTE" means a promissory note in the form of Exhibit B-1, as it may be amended, supplemented or otherwise modified from time to time.

         "REVOLVING LOANS" means any Revolving Loans made by Lenders to Borrower pursuant to Section 2.1(a)(i) of this Agreement and any New Revolving Loans made by Lenders to Borrower pursuant to Section 2.1(a)(iii) of this Agreement.

         "RS DESIGNATION" as defined in Section 6.17.



                                       29
                                                                       EXECUTION

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies.

         "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

         "SENIOR LEVERAGE RATIO" means the ratio, as of the last day of any Fiscal Quarter, of (a) Senior Secured Debt outstanding as of such day to (b) Annualized Consolidated EBITDA; in each case as set forth in the most recent Compliance Certificate delivered by Borrower to Administrative Agent pursuant to
Section 5.1(d).

         "SENIOR SECURED DEBT" means an amount equal to the sum of Total Utilization of Commitments and the outstanding principal amount of all Permitted Equipment Financings, all secured trade payables and all Capital Leases of, in each case, Company and its Subsidiaries; provided Capital Lease obligations with respect to Dark Fiber Leases shall be excluded from Senior Secured Debt for purposes of calculations made under Section 6.6(b), but shall be included for all other purposes under this Agreement.

         "SERIES" as defined in Section 2.1(a)(iii).

         "SOLE LEAD ARRANGER" as defined in the preamble hereto.

         "SOLVENT" means, with respect to any Person, that as of the date of determination both (i) (a) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.



                                       30
                                                                       EXECUTION

         "STAGE 1" shall mean the period from the Closing Date to December 31, 2002.

         "STAGE 2" shall mean the period from January 1, 2003 to the later of
(i) the Revolving Loan Maturity Date and (ii) any New Term Loan Maturity Date.

         "SUBORDINATED INDEBTEDNESS" means Indebtedness outstanding under (A) the Existing Indentures and (B) Indebtedness incurred by Company (i) which is unsecured, (ii) which is structurally subordinated to the payment in full in cash of all Obligations, (iii) which shall not mature or amortize until at least six months beyond the Revolving Loan Maturity Date, or if later any New Term Loan Maturity Date, if any and (iv) the provisions of the definitive documentation of which (A) shall not contain covenants more restrictive than those contained herein, (B) shall not provide for any mandatory prepayments or redemptions at any time when similar payments are not required hereunder and (C) shall otherwise be reasonably satisfactory to Administrative Agent.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, and which is also a "Restricted Subsidiary" as defined in the Existing Indentures; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding. Unless otherwise expressly provided, an "Unrestricted Subsidiary" shall not be considered a Subsidiary for the purposes of this Agreement.

         "SUPPLEMENTAL COLLATERAL AGENT" as defined in Section 9.8(c).

         "SYNDICATION AGENT" as defined in the preamble hereto.

         "SYSTEMS" means any of the hardware, firmware or software systems associated with information processing and delivery, operations or services (e.g., security and alarms, elevators, communications, and HVAC) operated by, provided to or otherwise reasonably necessary to the business or operations of Company and its Subsidiaries.

         "TAX" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is






                                       31
                                                                       EXECUTION
deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

         "TD" means Toronto Dominion (Texas), Inc.

         "TDSI" means TD Securities (USA) Inc.

         "TERM LOANS" means Delayed Draw Term Loans and New Term Loans.

         "TERMINATED LENDER" as defined in Section 2.21.

         "TOTAL CAPITALIZATION" means the sum of (a) Consolidated Total Debt and
(b) paid-in-equity capital (including preferred stock but excluding additional equity issued as pay-in-kind dividends on issued and outstanding equity securities) and excluding any accumulated deficits resulting from operations, less the amount of Investments made pursuant to Section 6.5(m).

         "TOTAL LEVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (a) Consolidated Total Debt to (b) Annualized Consolidated EBITDA; in each case as set forth in the most recent Compliance Certificate delivered by Company to Administrative Agent pursuant to Section 5.1(d).

         "TOTAL UTILIZATION OF COMMITMENTS" means, as at any date of determination, the sum of the aggregate principal amount of all outstanding Loans.

         "TOTAL UTILIZATION OF DELAYED DRAW TERM LOAN COMMITMENTS" means, as of any date of determination, the sum of the aggregate outstanding principal amount of all Delayed Draw Term Loans.

         "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as of any date of determination, the sum of the aggregate outstanding principal amount of all Revolving Loans.

         "TRANSACTION COSTS" means the fees, costs and expenses payable by Borrower on or before the Closing Date in connection with the transactions contemplated by the Credit Documents.

         "TYPE OF LOAN" means a Base Rate Loan or a Eurodollar Rate Loan.

         "UNRESTRICTED SUBSIDIARY" means (i) each Subsidiary (with such term defined for purposes of this definition without giving effect to the last sentence in the definition of such term) of Company that shall be designated an "Unrestricted Subsidiary" pursuant to and in compliance with Section 6.17, (ii) each Foreign Subsidiary and (iii) each Subsidiary of an Unrestricted Subsidiary.




                                       32
                                                                       EXECUTION

         "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

         "YEAR 2000 ISSUES" means limitations in the capacity or readiness to handle date information for the Year 1999 or years beginning January 1, 2000 of any of the Systems.

         1.2. Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Borrower to Lenders pursuant to Sections 5.1(a), 5.1(b) and 5.1(c) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(e), if applicable). Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial Statements.

         1.3. Interpretation, etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word "include" or "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         2.1. Loans

         (1) Loans.

               (1) Revolving Loans. During the Revolving Loan Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans to Borrower in the aggregate amount up to but not exceeding such Lender's Revolving Loan Commitment as of the Closing Date; provided that after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Loan Commitments exceed the Revolving Loan Commitments then in effect. Amounts borrowed pursuant to this Section 2.1(a)(i) may be repaid and reborrowed during the Revolving Loan Commitment Period. Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than such date.


                                                                       EXECUTION

               (2) Delayed Draw Term Loans. During the Delayed Draw Term Loan Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Delayed Draw Term Loans to Borrower in the aggregate amount up to but not exceeding such Lender's Delayed Draw Term Loan Commitment. Borrower may make one or more drawings on the Delayed Draw Term Loan Commitments during the Delayed Draw Term Loan Commitment Period. Any amounts borrowed under this Section 2.1(a)(ii) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.10 and 2.11, all amounts owed hereunder with respect to the Delayed Draw Term Loans shall be paid in full no later than the Delayed Draw Term Loan Maturity Date. Each Lender's Delayed Draw Term Loan Commitment shall terminate immediately and without further action upon the full funding of such Lender's Delayed Draw Term Loan Commitment.

               (3) Incremental Facilities. Borrower may by written notice to Sole Lead Arranger elect to request (A) an increase to the existing Revolving Loan Commitments (any such increase, the "NEW REVOLVING LOAN COMMITMENTS"), (B) an increase to the existing Delayed Draw Term Loan Commitments ("NEW DELAYED DRAW TERM LOAN COMMITMENTS") and/or (C) the establishment of one or more new term loan commitments (the "NEW TERM LOAN COMMITMENTS"), by an amount not in excess of $200,000,000 in the aggregate and not less than $25,000,000 individually (or such lesser amount which shall be approved by Administrative Agent and Syndication Agent or such lesser amount that shall constitute the difference between $200,000,000 and all such New Revolving Loan Commitments, New Delayed Draw Term Loan Commitments and New Term Loan Commitments), and integral multiples of $5,000,000 in excess of that amount, provided, however, that on and after January 1, 2004, Borrower may only elect the establishment of one or more New Term Loan Commitments. Each such notice shall specify (A) the date (each, an "INCREASED AMOUNT DATE") on which Borrower proposes that the New Revolving Loan Commitments, New Delayed Draw Term Loan Commitments or the New Term Loan Commitments, as applicable, shall be effective and that Loans be made pursuant to the New Term Loan Commitments ("NEW TERM LOANS"), which shall be a date not less than 10 Business Days after the date on which such notice is delivered to Administrative Agent and (B) the identity of each Lender or other Person (each, a "NEW REVOLVING LOAN LENDER", "NEW DELAYED DRAW TERM LOAN LENDER" or a "NEW TERM LOAN LENDER", as applicable) to whom Borrower proposes any portion of such New Revolving Loan Commitments, New Delayed Draw Term Loan Commitments or New Term Loan Commitments, as applicable, be allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the New Revolving Loan Commitments, New Delayed Draw Term Loan Commitments or New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Revolving Loan Commitment, New Delayed Draw Term Loan Commitment or a New Term Loan Commitment. Such New Revolving Loan Commitments, New Delayed Draw Term Loan Commitments or New Term Loan Commitments shall become effective and any such Series of New Term Loans shall be made, as applicable, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Revolving Loan







                                       34
                                                                       EXECUTION

         Commitments, New Delayed Draw Term Loan Commitments or New Term Loan Commitments, as applicable; (2) both before and after giving effect to the making of any Series of New Term Loans each of the conditions set forth in Section 3.2 shall be satisfied; (3) each increase in the Revolving Loan Commitments, Delayed Draw Term Loan Commitments or New Term Loan Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered to Administrative Agent, and each shall be recorded in the Register, each of which shall be subject to the requirements set forth in Section 2.18(c); (4) Borrower shall make any payments required pursuant to Section 2.16(c) in connection with the New Revolving Loan Commitments or New Delayed Draw Term Loan Commitments, as applicable, and (5) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction. Any New Term Loans made may be, at the Borrower's option, a separate series ("SERIES") of New Term Loans for all purposes of this Agreement.

                  On any Increased Amount Date on which New Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Revolving Lenders shall assign to each of the New Revolving Loan Lenders, and each of the New Revolving Loan Lenders shall purchase from each of the Revolving Loan Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Revolving Loan Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such New Revolving Loan Commitments to the Revolving Loan Commitments, (b) each New Revolving Loan Commitment shall be deemed for all purposes a Revolving Loan Commitment and each Loan made thereunder (a "NEW REVOLVING LOAN") shall be deemed, for all purposes, a Revolving Loan and (c) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Loan Commitment and all matters relating thereto.

                  On any Increased Amount Date on which New Delayed Draw Term Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Delayed Draw Term Loan Lenders shall assign to each of the New Delayed Draw Term Loan Lenders, and each of the New Delayed Draw Term Loan Lenders shall purchase from each of the Delayed Draw Term Loan Lenders, at the principal amount thereof (together with accrued interest), such interests in the Delayed Draw Term Loan outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Delayed Draw Term Loan will be held by existing Delayed Draw Term Loan Lenders and New Delayed Draw Term Loan Lenders ratably in accordance with their Delayed Draw Term Loan Commitments after giving effect to the addition of such New Delayed Draw Term Loan Commitments to the Delayed Draw Term Loan Commitments, (b) each New Delayed Draw Term Loan Commitment shall be deemed








                                       35
                                                                       EXECUTION
         for all purposes a Delayed Draw Term Loan Commitment and each Loan made thereunder (a "NEW DELAYED DRAW TERM LOAN") shall be deemed, for all purposes, a Delayed Draw Term Loan and (c) each New Delayed Draw Term Loan Lender shall become a Lender with respect to the New Delayed Draw Term Loan Commitment and all matters relating thereto.

                  On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Loan Lender of any Series shall make a New Term Loan to Borrower in an amount equal to its New Term Loan Commitment of such Series, and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

                  The Administrative Agent shall notify the Lenders promptly upon receipt of Borrower's notice of each Increased Amount Date and in respect thereof the New Revolving Loan Commitments and the New Revolving Loan Lenders, the New Delayed Draw Term Loan Commitments and the New Delayed Draw Term Loan Lenders or the Series of New Term Loan Commitments and the New Term Loan Lenders of such Series, as applicable, and, in the case of each notice to any Revolving Loan Lender, the respective interests in such Revolving Loan Lender's Revolving Loans subject to the assignments contemplated by this section.

                  The terms and provisions of the New Term Loans of any Series and New Term Loan Commitments of any Series shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Revolving Loans in the case of New Revolving Loans, and identical to Delayed Draw Term Loans in the case of Term Loans and in any event
         (i) the weighted average life to maturity of all New Term Loans of any Series, shall be no shorter than the weighted average life to maturity of the Revolving Loans or the Term Loans (ii) the final maturity of all New Term Loans of any Series shall be no longer than six months prior to the maturity of any Subordinated Indebtedness and (iii) the rate of interest applicable to New Term Loans of any Series shall be determined by Borrower and applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided however that in the case of New Term Loans the Applicable Margin shall not be greater than the Applicable Margin to the Delayed Draw Term Loans. Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Syndication Agent and the Administrative Agent, to effect the provision of this Section 2.1(a)(iii).

         (2) Borrowing Mechanics for Loans.

               (1) Loans (other than New Term Loans) shall be made in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof.


                                       36
                                                                       EXECUTION

               (2) Whenever Borrower desires that Lenders make Loans, Borrower shall deliver to Administrative Agent telephonic notice, followed by a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least three Business Days in advance of the proposed Credit Date in the case of a Eurodollar Rate Loan, and at least one Business Day in advance of the proposed Credit Date in the case of a Loan that is a Base Rate Loan. Except as otherwise provided herein, a Funding Notice for a Loan that is a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

               (3) Notice of receipt of each Funding Notice in respect of Loans, together with the amount of each Lender's Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but not later than 2:00 p.m. (New York City time) on the same day as Administrative Agent's receipt of such Notice from Borrower.

               (4) Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Administrative Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of Borrower at the Administrative Agent's Principal Office or such other account as may be designated in writing to Administrative Agent by Borrower.

         2.2. Pro Rata Shares; Availability of Funds. (a) All Loans shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Loan requested hereunder.

         (1) Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding







                                       37
                                                                       EXECUTION
amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Type of Loans. Nothing in this Section 2.2(b) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

         2.3. Use of Proceeds. The proceeds of the Loans shall be used by Borrower and its Subsidiaries to provide (y) general corporate purposes including working capital financing in an amount outstanding hereunder not to exceed $100,000,000 and (z) purchase money financing for the cost of design, development, acquisition, construction, installation, improvement, transportation or integration of equipment, inventory, and network assets. No portion of the proceeds of any Loan shall be used by Borrower or any of its Subsidiaries in any manner that might cause such Loan or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act, in each case as in effect on the date or dates of such Loan and such use of proceeds.

         2.4. Evidence of Debt; Register; Lenders' Books and Records; Notes. (a) Each Lender shall maintain on its internal records an account or accounts with respect to the Loans to Borrower by such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Borrower's Obligations in respect of any applicable Loans; and provided further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

         (1) Administrative Agent shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register the Commitments and the Loans, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Borrower's Obligations in respect of any Loan. Borrower hereby designates TD to serve as Borrower's agent solely for purposes of maintaining the Register as provided in this Section 2.4, and Borrower hereby agrees that, to the extent TD serves in such capacity, TD and its officers, directors, employees, agents and affiliates shall constitute "INDEMNITEES".

         (b) If so requested by any Lender by written notice to Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such





                                       38
                                                                       EXECUTION
notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Borrower's receipt of such notice) a Note or Notes to evidence such Lender's Loans.

         2.5. Interest Payments. (a) Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) as follows:

               (1) if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

               (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus the Applicable Margin.

         (2) The basis for determining the rate of interest with respect to any Loan and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Borrower and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

         (3) In connection with Eurodollar Rate Loans there shall be no more than twelve (12) Interest Periods outstanding at any time; provided that such number may be increased to fifteen (15) at the request of Borrower in connection with New Term Loans. In the event Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Borrower shall be deemed to have selected an Interest Period of one month. A soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

         (4) Interest payable pursuant to Section 2.5(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided







                                       39
                                                                       EXECUTION
that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         (5) Except as otherwise set forth herein, interest on each Loan shall be payable in arrears on and to (i) each Interest Payment Date applicable to that Loan; (ii) any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) at maturity, including final maturity.

         2.6. Conversion/Continuation. (a) So long as no Default or Event of Default shall have occurred and then be continuing, Borrower shall have the option:

               (1) to convert at any time all or any part of any Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from one Type of Loan to another Type of Loan; provided that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Borrower shall pay all amounts due under Section 2.16 in connection with any such conversion; or

               (2) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan.

         (2) The Borrower shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 10:00 A.M. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith.

         2.7. Default Interest. Upon the occurrence and during the continuance of an Event of Default of the type specified in Section 8.1(a), the principal amount of all Loans, and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided that in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become





                                       40
                                                                       EXECUTION

Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.7 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         2.8. Fees. (a) Borrower agrees to pay to Lenders having Revolving Loan Exposure and/or Delayed Draw Term Loan Exposure through Administrative Agent a commitment fee equal to the average daily unused Commitments of such Lender during the preceding quarter multiplied by the Applicable Commitment Fee Percentage. All fees referred to in this Section 2.8(a) shall be paid to Administrative Agent at its Principal Office and upon receipt, Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

         (1) All fees referred to in Section 2.8(a) shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable (i) quarterly in arrears on March 31, June 30, September 30 and December 31 of each year commencing on the first such date to occur after the Closing Date, (ii) on the Delayed Draw Term Loan Commitment Termination Date and (iii) on the Revolving Loan Commitment Termination Date.

         (2) In addition to the foregoing fees, Borrower agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon by Borrower and such Agents thereby.

         (3) In addition, Borrower agrees to pay such commitment and other fees as may be payable in connection with New Term Loans as set forth in the applicable Joinder Agreement or otherwise agreed to in writing by Borrower.

         2.9. Scheduled Payments/Reductions.

         (1) The total Revolving Loan Commitments hereunder shall be permanently reduced in the aggregate annual percentages set forth below in consecutive quarterly installments (each, a "REDUCTION") on March 31, June 30, September 30 and December 31 of each year (each, a "REDUCTION DATE") occurring in each of the Fiscal Years set forth below, commencing March 31, 2004, with 25% of each annual amount being applied in reducing the Revolving Loan Commitments in consecutive quarterly installments (each, a "REVOLVING LOAN INSTALLMENT") on the last day of each Fiscal Quarter (each, an "INSTALLMENT DATE"):





                                      REVOLVING LOAN
           FISCAL YEAR            COMMITMENT REDUCTIONS

              2004                         20%

              2005                         30%

              2006                         50%


                                       41
                                                                       EXECUTION

Notwithstanding the foregoing, such Reductions shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments in accordance with Sections 2.10, 2.11 and 2.12.

         (2) The principal amounts of the Delayed Draw Term Loans (other than New Term Loans) shall be repaid in the aggregate annual percentages set forth below in consecutive quarterly installments (each, a "DELAYED DRAW TERM LOAN INSTALLMENT") on each Installment Date occurring in each of the Fiscal Years set forth below, commencing March 31, 2004, with 25% of each annual amount being paid on each Installment Date:


                            DELAYED DRAW TERM LOAN
    FISCAL YEAR                  INSTALLMENTS

       2004                         20%

       2005                         30%

       2006                         50%


Notwithstanding anything to the contrary set forth above the scheduled repayment and reduction provisions with respect to New Term Loans shall be set forth in each applicable Joinder Agreement.

Further notwithstanding the foregoing, (i) such Delayed Draw Term Loan Installments shall be reduced in connection with any voluntary or mandatory reduction or prepayments of the Delayed Draw Term Loan Commitments and/or the Delayed Draw Term Loans in accordance with Section 2.10, 2.11 and 2.12 and (ii) the Delayed Draw Term Loans, together with all other amounts owed hereunder with respect thereto, shall be paid in full no later than the Delayed Draw Term Loan Maturity Date.

         (3) Provisions with respect to scheduled repayments of New Term Loans shall be as set forth in each applicable Joinder Agreement.

         2.10. Voluntary Prepayments/Reductions.

         (1) Prepayments.

               (1) Any time and from time to time Borrower may prepay any Loans on any Business Day in whole or in part without premium (but subject to Section 2.16) in any

                                       42
                                                                       EXECUTION
aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

               (2) All such prepayments shall be made:

                   (1) upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans and

                   (2) upon not less than three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans;

         in each case given to Administrative Agent by 12:00 noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (and Administrative Agent will promptly transmit such telephonic or original notice by telefacsimile or telephone to each Lender). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such prepayment made pursuant to this Section 2.10(a) shall not reduce the Revolving Loan Commitments unless Borrower has so requested in accordance with Section 2.10(b).

         (2) Reductions.

               (1) Borrower may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction plus the amount that the Revolving Loans are prepaid pursuant to clause (a) above; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount; provided further that in the event that Borrower fails to specify otherwise any such termination or permanent reduction shall be applied against the scheduled Reductions set forth in Section 2.9 on a pro rata basis (in accordance with the outstanding Revolving Loan Commitments at such time).

               (2) Borrower may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Delayed Draw Term Loan Commitments in an amount up to the amount by which the Delayed Draw Term Loan






                                       43
                                                                       EXECUTION

         Commitments exceed the Total Utilization of Delayed Draw Term Loan Commitments at the time of such proposed termination or reduction; provided, any such partial reduction of the Delayed Draw Term Loan Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

               (3) Borrower's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments and/or Delayed Draw Term Loan Commitments, as applicable, shall be effective on the date specified in Borrower's notice and shall reduce the Revolving Loan Commitment and/or Delayed Draw Term Loan Commitment, as applicable of each Lender proportionately to its Pro Rata Share thereof.

         2.11. Mandatory Prepayments/Reductions. (a) Asset Sales. If, within the period of two hundred seventy (270) days after the receipt by Borrower or any of its Subsidiaries of Net Asset Sales Proceeds, Company has not invested such Net Asset Sale Proceeds in the business of Borrower and its Subsidiaries, as certified to Administrative Agent by Company, then, to the extent Borrower has not previously done so, Company shall prepay Loans and the Commitments shall be permanently reduced as set forth in Section 2.12, in either case in an amount equal to the excess of such Net Asset Sale Proceeds over amounts invested as aforesaid. Pending a determination whether any Net Asset Sale Proceeds will be applied to prepay Loans and/or reduce Commitments pursuant to the preceding sentence, such Net Asset Sale Proceeds shall be applied to prepay outstanding Revolving Loans (without a reduction in the Revolving Loan Commitments).

         (1) Insurance/Condemnation Proceeds. No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds, Borrower shall prepay the Loans and the Commitments shall be permanently reduced as set forth in Section 2.12 in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided that so long as no Default or Event of Default shall have occurred and be continuing, Company shall have the option, through one or more of its Subsidiaries, to invest such Net Insurance/Condemnation Proceeds within two hundred seventy (270) days of receipt thereof in long term productive assets of the general type used in the business of Borrower and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets of Company or its Subsidiaries; provided further that pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments).

         (2) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year
2004), Borrower shall, no later than ninety (90) days after the end of such Fiscal Year, prepay the Loans and the Commitments shall be permanently reduced as set forth in Section 2.12 in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow.


                                       44
                                                                       EXECUTION

         (3) Commitment Amounts. Borrower shall from time to time prepay the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect. Borrower shall also from time to time prepay the Delayed Draw Term Loans to the extent necessary so that the Total Utilization of Delayed Draw Term Loan Commitments shall not at any time exceed the Delayed Draw Term Loan Commitments then in effect.

         (4) Certain Additional Payments. Concurrently with any prepayment of the Loans and/or reduction of the Commitments pursuant to Sections 2.11(a), 2.11
(b) and 2.11(c), Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds or Consolidated Excess Cash Flow, as the case may be. In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans and the Commitments shall be permanently reduced in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

         2.12. Application of Prepayments/Reductions.

         (1) Application of Voluntary Prepayments by Type of Loans. Any prepayment of any Loan pursuant to Section 2.10(a) shall be applied as specified by Borrower in the applicable notice of prepayment; provided that in the event Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

               first, to repay outstanding Revolving Loans to the full extent thereof;

                  second, to repay outstanding Delayed Draw Term Loans on a pro rata basis to the full extent thereof and shall be further applied to each scheduled Delayed Draw Term Loan Installment of principal of Delayed Draw Term Loans on a pro rata basis; and

                  third, to prepay the New Term Loans if any, on a pro rata basis to each scheduled installment of principal of the New Term Loans (pro rata in the case of New Term Loans among each outstanding Series).

         (2) Application of Mandatory Prepayments by Type of Loans. Any amount required to be paid pursuant to Sections 2.11(a), (b) and (c) shall be applied on a pro rata basis against Revolving Loans, Delayed Draw Term Loans and New Term Loans (pro rata in the case of New Term Loans among each outstanding Series), if any, and shall be further applied to reduce the Revolving Loan Commitments by the amount allocable to Revolving Loans and to reduce the Delayed Draw Term Loan Commitments by an amount, if any, equal to the excess of the amount allocable to the Delayed Draw Term Loans over the amount of the Delayed Draw Term Loans outstanding immediately prior to the making of any such mandatory prepayment; provided that any such reduction of Revolving Loan Commitments shall be applied against the scheduled Reductions





                                       45
                                                                       EXECUTION
set forth in Section 2.9 on a pro rata basis (in accordance with the outstanding Revolving Loan Commitments of such time); provided that with respect to New Term Loans, a lesser amount may be required to be prepaid or waived if set forth in the applicable Joinder Agreement; provided that, any such amounts waived or not used to prepay New Term Loans shall be used to further prepay, on a pro rata basis, Revolving Loans and Delayed Draw Term Loans.

         (3) Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Considering each Class of Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 2.16(c).

         2.13. Allocation of Certain Payments and Proceeds. If an Event of Default shall have occurred and not otherwise be waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall be applied by Agents in the following order:

               first, amounts due to the Agents pursuant to Section 10.2;

               second, amounts due to Lenders, if any, pursuant to Sections 2.16, 2.17 or 2.18, to be applied for the ratable benefit of Lenders without distinction or preference as among them;

               third, amounts due to Lenders pursuant to Sections 2.8 and 10.2, to be applied for the ratable benefit of Lenders without distinction or preference as among them;

               fourth, amounts due to Agents pursuant to Section 2.8, to be applied in accordance therewith;

               fifth, payments of interest on Loans, without distinction or preference as among them;

               sixth, payments of principal on Loans, and all Obligations then payable to any Lender Counterparty pursuant to a Hedge Agreement permitted hereby, to be applied for the ratable benefit of Lenders and such Lender Counterparties, without distinction or preference as among them;

               seventh, amounts due to Indemnitees pursuant to Section 10.3, to be applied for the ratable benefit thereof;

               eighth, payments of all other Obligations due under any of the Credit Documents, if any, to be applied for the ratable benefit of Lenders and Agents; and

               ninth, any surplus remaining after application as provided for herein, to Borrower or as otherwise may be required by applicable law.



                                       46
                                                                       EXECUTION

         2.14. General Provisions Regarding Payments. (a) All payments by Borrower of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York City time) on the date due at the Administrative Agent's Principal Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

         (1) All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

         (2) Administrative Agent shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender's applicable Pro Rata Share, giving effect to any adjustments in Pro Rata Shares on and after the Closing Date, of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Administrative Agent.

         (3) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

         (4) Subject to the provisos set forth in the definition of "INTEREST PERIOD", whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the Commitment fees hereunder, as the case may be.

         (5) Borrower hereby authorizes Administrative Agent to charge Borrower's or Company's accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

         (6) Administrative Agent shall deem any payment by or on behalf of Borrower hereunder that is not made in same day funds prior to 12:00 noon (New York City time) on or before the due date to be a non-conforming payment. Any such payment shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Borrower and each applicable Lender (confirmed in writing) if any payment is non-conforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with





                                       47
                                                                       EXECUTION
the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to
Section 2.7 from the date such amount was due and payable until the date such amount is paid in full.

         2.15. Ratable Sharing. Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

         2.16. Making or Maintaining Eurodollar Rate Loans. (a) In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.



                                       48
                                                                       EXECUTION

         (1) In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Borrower and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make or to continue Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, Borrower shall have the option, subject to the provisions of Section 2.17(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.16(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms hereof.

         (2) Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment




                                       49
                                                                       EXECUTION
or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower; or as a consequence of any other default by Borrower in the repayment of its Eurodollar Rate Loans when required by the terms hereof.

         (3) Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

         (4) Calculation of all amounts payable to a Lender under this Section
2.16 and under Section 2.17 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States; provided that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.16 and under
Section 2.17.

         2.17. Increased Costs; Capital Adequacy.

         (1) Subject to the provisions of Section 2.18 (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or Governmental Authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or
(iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or






                                       50
                                                                       EXECUTION
its applicable lending office) with respect thereto; then, in any such case, Borrower shall pay to such Lender within 10 days upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that Borrower shall not be obligated to reimburse any Lender for such increase or reduction for any period 180 days prior to such Lender providing notice if such Lender was aware of the circumstances that existed which would cause such increase or reduction during such 180 day period. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this
Section 2.17(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         (2) In the event that any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within 10 days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction; provided that Borrower shall not be obligated to reimburse any Lender for such increase or reduction for any period 180 days prior to such Lender providing notice if such Lender was aware of the circumstances that existed which would cause such increase or reduction during such 180 day period. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         2.18. Taxes; Withholding, Etc. (a) All sums payable by any Credit Party hereunder and the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States or any political subdivision in or of the United States or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party or by any federation or organization of which the United States or any such jurisdiction is a member at the time of payment.



                                       51
                                                                       EXECUTION

         (1) If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by any Credit Party to Administrative Agent or any Lender under any of the Credit Documents: (i) Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it; (ii) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Borrower shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided that no such additional amount shall be required to be paid to any Lender under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement or Joinder Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date hereof or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

         (2) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment Agreement or Joinder Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (i) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms, including Form W-8BEN or W-8ECI), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Credit Documents, or (ii) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or




                                       52
                                                                       EXECUTION
statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Credit Documents. Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this
Section 2.18(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Borrower two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Credit Documents, or notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence. Borrower shall not be required to pay any additional amount under Section 2.18(b)(iii) if such Lender shall have failed to deliver the forms, certificates or other evidence referred to in the second sentence of this Section 2.18(c), or to notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided that if such Lender shall have satisfied the requirements of the first sentence of this
Section 2.18(c) on the Closing Date or on the date of the Assignment Agreement or Joinder Agreement pursuant to which it became a Lender, as applicable, nothing in this last sentence of Section 2.18(c) shall relieve Borrower of its obligation to pay any additional amounts pursuant to Section 2.18(a) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described herein.

         (3) If any Tax is refunded to Administrative Agent, it will pay such refund to Borrower to the extent Administrative Agent determines in its sole discretion that such refund is attributable to any Tax paid by Borrower and to the extent Borrower has previously indemnified the Administrative Agent therefor pursuant to this Section 2.18, net of expenses and without interest except any interest (net of taxes) included in such refund. Borrower shall return such refund (together with any taxes, penalties or other charges) in the event any Agent or any Lender is required to repay such refund. Notwithstanding the foregoing, nothing in this Section 2.18 shall be construed to (i) entitle Borrower or any other Persons to (A) any information determined by any Agent or Lender, in each case, in its sole discretion, to be confidential or proprietary information of such Agent or Lender, (B) any tax or financial information of such Agent or Lender, or (C) inspect or review any books and records of any Agent or Lender, or (ii) interfere with the rights of any Agent or Lender to conduct its fiscal or tax affairs in such matter as it deems fit. A certificate as to the amount of such payment or liability delivered to Borrower by Administrative Agent on its own behalf or on behalf of any Lender or Agent shall be conclusive absent manifest error.


                                       53
                                                                       EXECUTION

         2.19. Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Sections 2.16, 2.17 or 2.18, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, (i) use reasonable efforts to make, issue, fund or maintain its applicable Commitment or Loans, including any Affected Loans, through another office of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Sections 2.16, 2.17 or 2.18 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitments or Loans or the interests of such Lender; provided that such Lender will not be obligated to utilize such other office pursuant to this Section 2.19 unless Borrower agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section 2.19 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error.

         2.20. Defaulting Lenders. Anything contained herein to the contrary notwithstanding, in the event that any Lender defaults (a "DEFAULTING LENDER") in its obligation to fund (a "FUNDING DEFAULT") any Loan (a "DEFAULTED LOAN"), then (a) during such period when such default is continuing with respect to such Defaulting Lender (the "DEFAULT PERIOD"), such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Credit Documents; (b) to the extent permitted by applicable law, until such time as such unfunded amount with respect to such Defaulting Lender shall have been reduced to zero, (i) any voluntary prepayment of the Loans shall, if Borrower so directs at the time of making such voluntary prepayment, be applied to the Loans of other Lenders as if such Defaulting Lender had no Loans outstanding and the Revolving Loan Exposure and Delayed Draw Term Loan Exposure of such Defaulting Lender were zero, and (ii) any mandatory prepayment of the Loans shall, if Borrower so directs at the time of making such mandatory prepayment, be applied to the Loans of other Lenders (but not to the Revolving Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender, it being understood and agreed that Borrower shall be entitled to retain any portion of any mandatory prepayment of the Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b); (c) such Defaulting Lender's Revolving Loan Commitment and Delayed Draw Term Loan Commitment shall be excluded for purposes of calculating the commitment fee payable to Lenders in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any commitment fee pursuant to Section 2.8 with respect to such Defaulting Lender's Revolving






                                       54
                                                                       EXECUTION

Commitment and Delayed Draw Term Loan Commitment in respect of any Default Period with respect to such Defaulting Lender; and (d) the Total Utilization of Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.20, performance by Borrower of its obligations hereunder and the other Credit Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this
Section 2.20. The rights and remedies against a Defaulting Lender under this
Section 2.20 are in addition to other rights and remedies which Borrower may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

         2.21. Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a) any Lender (an "INCREASED-COST LENDER") shall give notice to Borrower that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Sections 2.16, 2.17 or 2.18, the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and such Lender shall fail to withdraw such notice within five Business Days after Borrower's request for such withdrawal; or (b) any Lender shall become a Defaulting Lender, the Default Period for such Defaulting Lender shall remain in effect, and such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Borrower's request that it cure such default; or
(c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by
Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "NON-CONSENTING LENDER") whose consent is required shall not have been obtained, and the failure to obtain Non-Consenting Lenders' consents does not result solely from the exercise of Non-Consenting Lenders' rights (and the withholding of any required consents by Non-Consenting Lenders) pursuant to the proviso to Section 10.5(c)(i); then, with respect to each such Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the "TERMINATED LENDER"), Borrower may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to:

               (A) cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Commitments, if any, in full to one or more Eligible Assignees (each a "REPLACEMENT LENDER") in accordance with the provisions of Section 10.6 and Terminated Lender shall pay any fees payable thereunder in connection with such assignment; provided that (1) on the date of such assignment, Borrower shall pay any amounts payable to such Terminated Lender pursuant to Sections 2.16(c), 2.17 or 2.18 or otherwise as if it were a prepayment, and shall pay the assignment fee specified in
         Section 10.6(d) and (2) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender; provided that Borrower may not make such election with respect to any Non-Consenting Lender unless


                                                                       EXECUTION

         Borrower also makes such election with respect to each other Terminated Lender which is a Non-Consenting Lender; and upon the prepayment of all amounts due and owing to any Terminated Lender pursuant to Sections 2.16(c), 2.17 and 2.18 and the assignment of such Terminated Lender's Commitments, if any, and such Terminated Lender shall no longer constitute a "Lender" for purposes hereof; provided that any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender; or

               (B)(1) terminate the Commitment of such Terminated Lender upon receipt by such Terminated Lender of such notice and (2) prepay on the date of such termination any outstanding Loans, if any, made by such Terminated Lender, together with accrued and unpaid interest thereon and any other amounts payable to such Terminated Lender hereunder pursuant to Sections 2.16(c), 2.17 and 2.18 or otherwise; provided that, in the event such Terminated Lender has any Loans outstanding at the time of such termination, the written consent of Administrative Agent and all Lenders (which consent shall not be unreasonably withheld or delayed) shall be required in order for Borrower to make such election; and provided further that Borrower may not make such election with respect to any Non-Consenting Lender unless Borrower also makes such election with respect to each other Terminated Lender which is a Non-Consenting Lender.

SECTION 3. CONDITIONS PRECEDENT

         The obligation of Lenders to make Loans hereunder is subject to the satisfaction of the following conditions:

         3.1. Conditions to Effectiveness of the Agreement. Each of the following conditions must be satisfied or waived in accordance with Section 10.5 on or before the Closing Date:

         (1) CREDIT DOCUMENTS. Administrative Agent shall have received sufficient copies of each Credit Document originally executed and delivered by each applicable Credit Party for each Lender.

         (2) ORGANIZATIONAL DOCUMENTS; INCUMBENCY. Administrative Agent shall have received sufficient copies of each Organizational Document originally executed and delivered by each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, for each Lender and its counsel, each dated the Closing Date or a recent date prior thereto, together (i) with signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party (ii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;
(iii) a good standing certificate from the applicable Governmental Authority of each Credit Party's jurisdiction of incorporation, organization or formation and in each jurisdiction in





                                       56
                                                                       EXECUTION
which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Effective Date; and (iv) such other documents as Administrative Agent may reasonably request.

         (3) ORGANIZATIONAL AND CAPITAL STRUCTURE. The organizational structure and the capital structure of Company and its Subsidiaries shall be as set forth on Schedule 4.1.

         (4) GOVERNMENTAL AUTHORIZATIONS AND CONSENTS. Except as set forth on Schedules 4.2 and 4.10(b), each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

         (5) PERSONAL AND MIXED PROPERTY COLLATERAL. In order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in the Collateral, Administrative Agent shall have received:

               (1) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all capital stock pledged pursuant to the Pledge and Security Agreement;

               (2) (1) the results of a recent search, by a Person satisfactory to Syndication Agent and Administrative Agent, of UCC financing statements in all jurisdictions where each Credit Party is located, together with copies of all such filings disclosed by such search, and
         (2) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Permitted Liens);

               (3) UCC financing statements, duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of Syndication Agent and Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents under the UCC;

               (4) an opinion of counsel (which counsel shall be reasonably satisfactory to Syndication Agent and Administrative Agent) with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Credit Party or any personal






                                       57
                                                                       EXECUTION
         or mixed property Collateral is located as Syndication Agent and Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent; and

               (5) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument, and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Syndication Agent and Administrative Agent.

         (6) FINANCIAL STATEMENTS; PROJECTIONS. Lenders shall have received from Company (i) the Historical Financial Statements, (ii) copies of all management reports and management letters prepared for Company and its Subsidiaries by Arthur Andersen LLP or other independent certified public accountants of recognized national standing, (iii) a pro forma balance sheet as at December 31, 1999 and an income and cash flow statement for the twelve-month period ending December 31, 1999, in each case for Company and its Subsidiaries, prepared in accordance with GAAP on a consolidated basis and reflecting the transactions contemplated hereby, and (iv) a financial forecast dated January 2000 for Company and its Subsidiaries for the period from Fiscal Year 2000 through and including Fiscal Year 2007 (with Fiscal Years 2000, 2001 and 2002 detailed by Fiscal Quarter together with (x) with respect to the Fiscal Year 2000, a quarterly Annualized Adjusted EBITDA analysis and (y) with respect to the Fiscal Years 2001 and 2002, an Annualized Adjusted EBITDA analysis, in each case with respect to each of Company's and its subsidiaries principal markets, on a Geographic Market-by-Geographic Market basis); and all of the foregoing financial statements and other information will not be inconsistent, in any material respect, with any information previously provided to Lenders.

         (7) EVIDENCE OF INSURANCE. Syndication Agent and Administrative Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.6 is in full force and effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under Section 5.6.

         (8) OPINIONS OF COUNSEL TO CREDIT PARTIES. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinions of (i) Kirkland & Ellis and the General Counsel of Company, counsel for Credit Parties, (ii) Winstead Sechrest & Minnick, Texas local counsel to Company and (iii) Swidler, Berlin Shereff Friedman, LLP special regulatory counsel to the Company, in the forms of Exhibits D-1, D-2, D-3 and D-4, respectively, and as to such other matters as Administrative Agent or Syndication Agent may reasonably request, and otherwise in forms and substance reasonably satisfactory to Administrative Agent and Syndication Agent and its counsel, dated the Closing Date.

         (9) OPINIONS OF COUNSEL TO SYNDICATION AGENT AND ADMINISTRATIVE AGENT. Lenders shall have received originally executed copies of one or more favorable written opinions of Skadden,







                                       58
                                                                       EXECUTION

Arps, Slate, Meagher & Flom LLP, counsel to Syndication Agent and Administrative Agent, dated the Closing Date, in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent.

         (10) FEES. Borrower shall have paid to Syndication Agent, Administrative Agent and Co-Documentation Agents, for distribution (as appropriate) to Syndication Agent, Administrative Agent, Co-Documentation Agents and Lenders, the fees payable on the Closing Date referred to in Section 2.8.

         (11) SOLVENCY CERTIFICATE. On the Closing Date, Syndication Agent, Administrative Agent and Lenders shall have received a solvency certificate from the chief financial officer of Company dated the Closing Date and addressed to Syndication Agent, Administrative Agent and Lenders, in form and substance satisfactory to Syndication Agent and Administrative Agent and with appropriate attachments.

         (12) COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, or Syndication Agent and its counsel shall be satisfactory in form and substance to Administrative Agent and Syndication Agent and such counsel, and Administrative Agent, Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Syndication Agent may reasonably request.

         (13) EXISTING CREDIT AGREEMENT. All Loans and Obligations under the Existing Credit Agreement shall have been repaid and the commitments thereunder shall have been permanently terminated.

         (14) LUCENT CONSENT. Company shall have used reasonable best efforts to obtain from Lucent Technologies, Inc. ("LUCENT") a consent to the collateral assignment to Administrative Agent and Lenders of rights existing under the General Agreement between Company and Lucent dated as of October 16, 1997, as amended, modified or otherwise supplemented from time to time, such consent in form and substance reasonably satisfactory to Administrative Agent.

         (15) CLOSING DATE CERTIFICATE. Borrower shall have delivered to Syndication Agent and Administrative Agent an originally executed Closing Date Certificate, together with all attachments thereto.

         Each Lender, by delivering its signature page to this Agreement on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable, on or prior to the Closing Date.


                                       59
                                                                       EXECUTION

         3.2. Conditions to Each Loan. (a) The obligation of each Lender to make any Loan on any Credit Date, including the Initial Funding Date, is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions precedent:

               (1) Administrative Agent shall have received a fully executed and delivered Funding Notice;

               (2) after making any Revolving Loans requested on such Credit Date, the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments then in effect;

               (3) after making any Delayed Draw Term Loans requested on such Credit Date, the Total Utilization of Delayed Draw Term Loan Commitments shall not exceed the Delayed Draw Term Loan Commitments then in effect;

               (4) no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby or the making of any Loan;

               (5) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

               (6) as of the first Credit Date, Lenders and their respective counsel shall have received originally executed copies of the favorable written opinion of Kirkland & Ellis, counsel for Credit Parties, in form and substance satisfactory to Administrative Agent and its counsel, to the effect that no Credit Party is required to be registered as an "investment company" within the meaning of the Investment Company Act; and

               (7) as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Loan that would constitute an Event of Default or a Default (it being understood that, with respect to a breach of Section 5.13(b), 6.6 or
         6.7 of this Agreement prior to the Initial Funding Date, such breach shall not prohibit the making of Loans on the Initial Funding Date so long as, as of the Initial Funding Date Credit Parties are in compliance with Section 5.13(b) and, as of the Fiscal Quarter most recently ended prior to the Initial Funding Date, Credit Parties were in compliance with the provisions of Section 6.6 or 6.7, as applicable).



                                       60
                                                                       EXECUTION

         (2) Any Notice shall be executed by the chief executive officer, the chief financial officer or the treasurer of Borrower or by the executive officer thereof designated by the chief executive officer, the chief financial officer or the treasurer of Borrower in a writing delivered to Administrative Agent. In lieu of delivering a Notice, Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing or conversion/continuation, as the case may be; provided that each such notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the applicable date of borrowing or, continuation/conversion. Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Borrower or for otherwise acting in good faith.

SECTION 4. REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Agreement and to make each Loan to be made thereby, each Credit Party represents and warrants to each Lender on the Closing Date and on each Credit Date, that the following statements are true, correct and complete:

         4.1. Organization; Powers; Qualification. Each of Company and its Subsidiaries including, on the Closing Date, Unrestricted Subsidiaries, if any
(a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect. Schedule 4.1, as may be amended pursuant to Sections 5.1(b) or (c), correctly sets forth the ownership interest of Company and each of its Subsidiaries in their respective Subsidiaries.

         4.2. Authorization of Credit Documents; No Conflict. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto. Except as set forth on Schedule 4.2, the execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, any of the Organizational Documents of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders); or (d) require any




                                       61
                                                                       EXECUTION
approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         4.3. Governmental Consents. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except as otherwise set forth on Schedule 4.3, and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Administrative Agent, as of the Closing Date.

         4.4. Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         4.5. Historical Financial Statements; Projections. The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. On the Closing Date, neither Company nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the Historical Financial Statements or the notes thereto and which in accordance with GAAP would be required to be shown thereon and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and any of its Subsidiaries taken as a whole. On and as of the Closing Date, the financial forecast of Company and its Subsidiaries delivered pursuant to Section 3.1(f) (the "PROJECTIONS") are based on good faith estimates and assumptions made by the management of Company; provided that the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided further that as of the Closing Date, management of Company believed that the Projections were reasonable and attainable.

         4.6. No Material Adverse Change; No Restricted Junior Payments. Since December 31, 1998, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, and since such date neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted pursuant to
Section 6.4.



                                       62
                                                                       EXECUTION

         4.7. Adverse Proceedings, Etc. Except as set forth on Schedule 4.7, there are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         4.8. Payment of Taxes. Except as otherwise permitted under Section 5.3, all tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Company knows of no proposed tax assessment against Company or any of its Subsidiaries which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

         4.9. Title to Properties. (a) Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the Historical Financial Statements referred to in Section 4.5 and in the most recent financial statements delivered pursuant to Section 5.1, in each case except for (1) assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.8 and
(2) minor defects in title that do not interfere with the ability of Company or any of its Subsidiaries to conduct their business as currently conducted or to utilize such properties for their intended purposes. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

         (1) As of the Closing Date, Schedule 4.9(b) contains a true, accurate and complete list of (i) all Real Estate Assets, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 4.9(b), each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Company does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency,






                                       63
                                                                       EXECUTION
reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

         4.10. Collateral. (a) The execution and delivery of the Collateral Documents by the Credit Parties, together with the actions taken on or prior to the date hereof pursuant to Section 3.1(e) hereof, are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for their respective Obligations, a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

         (1) Except as set forth on Schedule 4.10(b), no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Credit Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 3.1(e) and except as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of securities.

         (2) Except with respect to any Permitted Lien and as may have been filed in favor of Administrative Agent as contemplated by Section 3.1(e), no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

         (3) All information supplied to Administrative Agent by or on behalf of any Credit Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

         4.11. Environmental. No Credit Party nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Credit Party nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or any comparable state law. There are and, to each Credit Party's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries nor, to any







                                       64
                                                                       EXECUTION

Credit Party's knowledge, any predecessor of Company or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Company's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent. Compliance by Company and its Subsidiaries with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. No event or condition has occurred or is occurring with respect to Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect.

         4.12. No Defaults; Material Contracts. No Credit Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect. Schedule 4.12 contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date, and except as described thereon, all such Material Contracts are in full force and effect and no defaults currently exist thereunder by any Credit Party or, to the knowledge of any Credit Party, by any other Person.

         4.13. Governmental Regulation. Neither Company nor any of its Subsidiaries is subject to regulation under the Investment Company Act, Public Utility Holding Company Act of 1935 or the Federal Power Act or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

         4.14. Margin Stock. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         4.15. Employee Matters. There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

         4.16. Employee Benefit Plans. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each








                                       65
                                                                       EXECUTION

Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified. No ERISA Event has occurred or is reasonably expected to occur. Except to the extent required under Section 4980B of the Internal Revenue Code, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $5,000,000. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $5,000,000.

         4.17. Certain Fees. No broker's or finder's fee or commission will be payable with respect hereto or any of the transactions contemplated hereby.

         4.18. Solvency. Each Credit Party is and, upon the incurrence of any Obligation by such Credit Party on any date on which this representation and warranty is made, will be, Solvent.

         4.19. Existing Indentures. Borrower has delivered to Syndication Agent and Administrative Agent complete and correct copies of each Existing Indenture and of all exhibits and schedules thereto.

         4.20. Year 2000 Issues. Company and its Subsidiaries have (a) engaged in a process of assessment of the existence of any Year 2000 Issues reasonably appropriate to the scope and complexity of their respective Systems; (b) adopted and have successfully implemented a plan of correction ("PLAN OF CORRECTION") which Company reasonably believes has resulted in a substantial elimination of any Year 2000 Issues before any processing failure of a System or of Systems due to Year 2000 Issues which might have a material effect on the business, operations or financial performance of Company and, in the case of all Systems critical to the business or operations of Company and its Subsidiaries, a virtually complete elimination of Year 2000 Issues; (c) adopted and have successfully implemented validation procedures reasonably calculated to test on an ongoing basis the sufficiency of the Plan of Correction, its implementation, and the correction of Year 2000 Issues in any System; and (d) adopted and have successfully implemented policies and procedures requiring regular reports to, and monitoring by, senior management of Company concerning the foregoing matters; it being understood with respect to the foregoing that no representation or warranty is being made with respect to the Systems of Persons to whose networks Company and its Subsidiaries are interconnected.

         4.21. Disclosure. No representation or warranty of any Credit Party contained in any Credit Document or in any other document, certificate or written statement furnished to Lenders by or on







                                       66
                                                                       EXECUTION
behalf of Company or any of its Subsidiaries (other than projections and pro forma financial information contained in such materials) for use in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact (known to Borrower or Company, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company or Borrower (excluding matters of a general economic nature or matters regarding the telecommunications industry which are generally available to the public) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

         4.22. No Burdensome Restrictions. Neither Company nor any of its Subsidiaries is a party to or bound by any Contractual Obligation which could reasonably be expected to have a Material Adverse Effect.

SECTION 5. AFFIRMATIVE COVENANTS

         Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full of all Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable), each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5 (it being understood that failure to comply with Section 5.13(b) prior to the Initial Funding Date shall not result in an Event of Default; provided that, Credit Parties shall, in any event, be in compliance with Section
5.13 as of the Initial Funding Date).

         5.1. Financial Statements and Other Reports. Borrower will deliver to Administrative Agent and Lenders:

         (1) During Stage 1, in the event that there has been a funding of any Loans, as soon as available and in any event within thirty (30) days after the end of each month ending after the Closing Date, the consolidated balance sheet of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly




                                       67
                                                                       EXECUTION
basis, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;

         (2) as soon as available and in any event within sixty (60) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with (1) a Financial Officer Certification, (2) a Narrative Report with respect thereto and (3) a revised
Schedule 4.1 (if necessary) reflecting all changes in the organizational structure and capital structure of Company and its Subsidiaries since the delivery of the last quarterly financial information, which revised Schedule 4.1 will be deemed to amend the then-existing Schedule 4.1 for all purposes under this Agreement;

         (3) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, (i) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; (ii) a report thereon of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by Company and in form and substance satisfactory to Administrative Agent, (which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements fairly present in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating (1) that their audit examination has included a review of the terms of the Credit Documents, (2) whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (3) that nothing has come to their attention that causes them to believe that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof and (iii) a revised Schedule 4.1 (if necessary) reflecting all changes in the organizational structure and capital structure of Company and its Subsidiaries since the delivery of the last quarterly financial information, which revised Schedule 4.1 will be deemed to amend the then-existing Schedule
4.1 for all purposes under this Agreement;


                                       68
                                                                       EXECUTION

         (4) together with each delivery of financial statements of Company and its Subsidiaries pursuant to Sections 5.1(b) and 5.1(c), a duly executed and completed Compliance Certificate;

         (5) if, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to Sections 5.1(a), 5.1(b) or 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to Administrative Agent;

         (6) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders acting in such capacity or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (ii) all regular and periodic reports (but not including, unless requested by Administrative Agent, routine reports regularly filed with the FCC and state commissions with jurisdiction over telecommunications matters) and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (iii) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

         (7) promptly upon any officer of Borrower or Company obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Borrower or Company with respect thereto; (ii) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b); (iii) of any condition or event of a type required to be disclosed in a current report on Form 8-K of the Securities and Exchange Commission; or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of an Authorized Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

         (8) promptly upon any officer of Borrower or Company obtaining knowledge of (i) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by Borrower or Company to Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either (i) or (ii) if adversely determined, could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice






                                       69
                                                                       EXECUTION
thereof together with such other information as may be reasonably available to Borrower or Company to enable Lenders and their counsel to evaluate such matters;

         (9) (i) promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and
(ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

         (10) as soon as practicable and in any event no later than 10 days prior to the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and the next three succeeding Fiscal Years (a "FINANCIAL PLAN") in substantially the same level of detail as that set forth in the business plan and forecast included in the Confidential Information Memorandum dated January 2000 relating to the transactions contemplated hereby, including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based and (ii) during Stage 1, forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each quarter of the first such Fiscal Year included in a Financial Plan, together with an explanation of the assumptions on which such forecasts are based;

         (11) as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

         (12) with reasonable promptness, written notice of any change in the Board of Directors of Company;

         (13) promptly, and in any event within ten (10) Business Days after any Material Contract of Company or any of its Subsidiaries is terminated prior to its scheduled term or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event, with copies of such material amendments or new contracts, delivered to Administrative Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided that no such prohibition




                                       70
                                                                       EXECUTION
on delivery shall be effective if it were bargained for by Company or its applicable Subsidiary with the intent of avoiding compliance with this Section 5.1(m)), and an explanation of any actions being taken with respect thereto; and

         (14) with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

         5.2. Contribution. Company and its Subsidiaries shall promptly upon the receipt of any Cash proceeds after January 1, 2000 from (i) the incurrence of Subordinated Indebtedness and (ii) the issuance of any equity Securities, contribute all of such Cash proceeds to Borrower, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

         5.3. Existence. Except as otherwise permitted under Section 6.9, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises material to its business; provided that no Credit Party nor any of its Subsidiaries shall be required to preserve any such existence, right or franchise if such Person's Board of Directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or Lenders.

         5.4. Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries and Unrestricted Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, and in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries).

         5.5. Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.



                                       71
                                                                       EXECUTION

         5.6. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall (i) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (ii) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least thirty (30) days prior written notice to Administrative Agent of any modification adverse in any respect to Administrative Agent or Lenders or cancellation of such policy.

         5.7. Books and Records; Inspections; Lenders Meetings. Each Credit Party will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the Facilities of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested. Borrower and Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Borrower and Administrative Agent) at such time as may be agreed to by Borrower and Administrative Agent. 1.1.

         5.8. Compliance with Laws; Contractual Obligations. Each Credit Party will comply, and shall cause each of its Subsidiaries, Unrestricted Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.




                                       72
                                                                       EXECUTION

         5.9. Environmental.

         (1) ENVIRONMENTAL DISCLOSURE. Borrower will deliver to Administrative Agent and Lenders:

               (1) as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or any Unrestricted Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility or with respect to any Environmental Claims;

               (2) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (2) any remedial action taken by Company or any other Person in response to (A) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (3) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws;

               (3) as soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries or any Unrestricted Subsidiaries, a copy of any and all written communications with respect to (1) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (3) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries or any Unrestricted Subsidiaries may be potentially responsible for any Hazardous Materials Activity;

               (4) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries or any Unrestricted Subsidiaries that could reasonably be expected to (A) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or
         (B) affect the ability of Company or any of its Subsidiaries or any Unrestricted Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by Company or any of its Subsidiaries or any Unrestricted Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Company or any of its Subsidiaries or



                                       73
                                                                       EXECUTION
         any Unrestricted Subsidiaries to any additional obligations or requirements under any Environmental Laws; and

               (5) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9(a).

         (2) HAZARDOUS MATERIALS ACTIVITIES, ETC. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries or any Unrestricted Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries or any Unrestricted Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries or any Unrestricted Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.10. Subsidiaries. In the event that any Person becomes a Subsidiary of Company, Company shall (other than with respect to Borrower and any Subsidiary of Borrower as of the Closing Date) promptly (i) contribute 100% of the capital stock of such Subsidiary to Borrower, such that after each such contribution, such Subsidiary is a subsidiary of Borrower, and deliver to Administrative Agent certificates (accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing such capital stock, which shall be pledged pursuant to the Pledge and Security Agreement and shall deliver such other additional agreements or instruments, each in form and substance to Administrative Agent, as may be necessary or desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority security interest in 100% of the capital stock of such Subsidiary, (ii) cause such Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent a Counterpart Agreement, and (iii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates similar to those described in Sections 3.1(b), 3.1(e) and 3.1(h). In the event that any Person becomes a first tier Unrestricted Subsidiary, Company shall promptly, subject to applicable law, (a) pledge all certificated shares of Capital Stock of such Unrestricted Subsidiary (65% in the case of a Foreign Subsidiary) pursuant to the Pledge and Security Agreement, and (b) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), 3.1(e) and 3.1(h) (to the extent applicable to a pledge of stock). With respect to each such Subsidiary, Borrower shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Company, and (ii) all of the data required to be set forth in Schedule 4.1 with respect to all Subsidiaries of Company, and such written notice shall be deemed to supplement Schedule 4.1 for all purposes hereof. Notwithstanding the foregoing, if Company or any of its Subsidiaries acquires a Person and liquidates or dissolves such Person within 30 days after



                                       74
                                                                       EXECUTION
the acquisition thereof in accordance with the provisions hereof, this Section
5.10 shall not require that any action be taken with respect to such Person.

         5.11. Real Estate Assets. In the event that any Credit Party hereafter acquires an interest in any Material Real Estate Asset and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Administrative Agent, for the benefit of Lenders, then such Credit Party, contemporaneously with acquiring such Material Real Estate Asset, shall take all such actions and execute and deliver, or cause to be executed and delivered, the following:

               (1) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering (each, a "MORTGAGED PROPERTY") (a) each such fee-owned Material Real Estate Asset, and (b) each such Material Real Estate Asset which is a Leasehold Property to the extent that such Credit Party is able to obtain, after use of reasonable best efforts, (x) a written consent of the related lessor to such mortgage in form and substance satisfactory to Administrative Agent and (y) evidence that such Leasehold Property is a Recorded Leasehold Interest;

               (2) an opinion of counsel (which counsel shall be reasonably satisfactory to Syndication Agent and Administrative Agent) in each state in which such Material Real Estate Asset is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Syndication Agent and Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent;

               (3) from time to time, at the request of Administrative Agent, appraisals of each such Mortgaged Property as are required by law or regulation;

               (4) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by a title company with respect to each such Mortgaged Property, together with a title report issued by a title company with respect thereto, dated not more than thirty (30) days prior to the effective date of such executed Mortgage and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent;

               (5) evidence of flood insurance with respect to each such Mortgaged Property that is a Flood Hazard Property and that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent; and

               (6) ALTA surveys of all such Mortgaged Properties which are not Leasehold Properties, certified to Administrative Agent and dated not more than thirty (30) days prior to the effective date of such executed Mortgage.



                                       75
                                                                       EXECUTION

         5.12. Interest Rate Protection. To the extent necessary, Company shall maintain, or caused to be maintained, in effect one or more Interest Rate Agreements for a term of not less than two years and otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent, which Interest Rate Agreements shall at all times effectively limit the amount of Indebtedness bearing interest at a floating rate to no more than 50% of the aggregate principal amount of Consolidated Total Debt outstanding as of any date of determination.

         5.13. Certain Post Closing Matters.

         (1) Within 45 days after the Closing Date, Company shall have used reasonable best efforts to obtain from each Person identified on Schedule 5.13(a) an acknowledgment letter in favor of Administrative Agent, for the benefit of Lenders, in the form of Exhibit K with respect to each corresponding agreement listed on such Schedule 5.13(a).

         (2) With respect to Allegiance Telecom of Pennsylvania, Inc., Allegiance Telecom of New Jersey, Inc. and Allegiance Telecom of Georgia, Inc., within three hundred-sixty (360) days following the Closing Date, Company shall
(i) effect the contribution by Company of 100% of the capital stock of any such Subsidiaries that are not Subsidiaries of Borrower to Borrower, (ii) obtain all consents and approvals necessary to enable each such Subsidiary to become a Guarantor hereunder and to become a Grantor under the Pledge and Security Agreement, (iii) cause each such Subsidiary to become a Guarantor and a Grantor under the Pledge and Security Agreement, and (iv) take such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates similar to those described in Sections 3.1(b), 3.1(e), 3.1(h) and 3.1(l), in connection with the foregoing to the extent the same would have been required on the Closing Date as if such Subsidiaries had been Guarantors as of the Closing Date.

SECTION 6. NEGATIVE COVENANTS

         Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable), such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6 (it being understood that the covenants in Sections 6.6 and 6.7 will be measured during Stage 1 and Stage 2, respectively, but shall not result in an Event of Default if any Credit Party shall not be in compliance therewith at any time prior to the Initial Funding Date; provided that, Credit Parties shall be required, in any event, to comply with Section 6.6 or 6.7, as applicable, as of the Fiscal Quarter most recently ended prior to the Initial Funding Date).

         6.1. Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:




                                       76
                                                                       EXECUTION

         (1) the Obligations, including any Indebtedness under any Hedge Agreement with any Lender Counterparty;

         (2) Indebtedness of any Subsidiary Guarantor to Borrower or to any other Subsidiary Guarantor, or of Borrower to any Subsidiary Guarantor; provided that (i) all such Indebtedness shall be evidenced by promissory notes and all such notes shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement, (ii) all such Indebtedness owed by Company to any of its Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes, and any payment by any such Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

         (3) Subordinated Indebtedness (excluding for purposes of this clause
(c) Indebtedness under the Existing Indentures); provided that in any case, as of the date of the incurrence of such Subordinated Indebtedness, no event shall have occurred and be continuing or would result from such incurrence that would result in a Default or Event of Default;

         (4) Indebtedness incurred by Company or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Company or any such Subsidiary pursuant to such agreements, in connection with acquisitions or dispositions of any business, assets or Subsidiary of Company or any of its Subsidiaries not prohibited by this Agreement;

         (5) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations obtained in the ordinary course of business;

         (6) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with Deposit Accounts;

         (7) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Company and its Subsidiaries;

         (8) Indebtedness of Company outstanding under the Existing Indentures;

         (9) Indebtedness with respect to (A) leases and rights to use fiber optic cable incurred in the ordinary course of business ("DARK FIBER LEASES"), which for all purposes under this Agreement shall be deemed to constitute and shall be accounted for as Capital Leases in an aggregate amount not to exceed at any time $225,000,000 and (B) other Capital Leases in an aggregate amount not to exceed at any time $10,000,000;

         (10) Permitted Equipment Financings;




                                       77
                                                                       EXECUTION

         (11) Indebtedness incurred or assumed by Company or any of its Subsidiaries in connection with any Permitted Acquisition;

         (12) Indebtedness in the form of notes issued by Company or any of its Subsidiaries in connection with the repurchase of Securities from any director, officer, employee or consultant in an aggregate amount not to exceed $5,000,000;

         (13) Indebtedness in the form of letters of credit for the account of Company or any of its Subsidiaries in an aggregate face amount not to exceed $15,000,000 at any time outstanding;

         (14) Indebtedness not otherwise permitted under this Section 6.1 in an aggregate amount not to exceed $15,000,000 at any time outstanding; and

         (15) extensions, renewals and replacements of any such Indebtedness listed in clauses (h), (j) and (k) above, that do not in any such case increase the outstanding principal amount thereof.

         6.2. Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except:

         (1) Liens in favor of Administrative Agent, as agent, for the benefit of Lenders and Lender Counterparties granted pursuant to any Credit Document;

         (2) Liens for taxes, assessments or governmental charges or claims that are not yet due or are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

         (3) statutory Liens of landlords, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue or
(ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

         (4) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, deposits made in the ordinary course of business with utility companies, and Liens incurred or deposits made in the





                                       78
                                                                       EXECUTION
ordinary course of business to secure the performance of tenders, statutory or regulatory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

         (5) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, and other similar encumbrances in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

         (6) any interest or title of a lessor or sublessor under any lease permitted hereunder;

         (7) Liens solely on any cash earnest money deposits made by Company or any of its Subsidiaries in connection with any letter of intent or purchase agreement entered into by it;

         (8) Liens incurred in connection with the purchase or shipping of goods or assets on the related assets and proceeds thereof in favor of the seller or shipper of such goods or assets;

         (9) Liens arising from filing precautionary UCC financing statements relating solely to leases entered into the ordinary course of business (including Capital Leases permitted hereunder);

         (10) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

         (11) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

         (12) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Company or such Subsidiary;

         (13) judgment liens not constituting an Event of Default pursuant to
Section 8.1(h);

         (14) Liens described in Schedule 6.2 or on a title report delivered pursuant to Section 5.11;

         (15) Liens securing Indebtedness permitted pursuant to Section 6.1(j); provided that any such Lien shall encumber only the assets acquired with the proceeds of such Indebtedness;

         (16) Liens existing on any property or assets acquired pursuant to a Permitted Acquisition prior to the acquisition thereof by Borrower or any of its Subsidiaries or existing on any property or asset of any Person that becomes a Subsidiary (other than by RS Designation) after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in





                                       79
                                                                       EXECUTION
contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of Borrower or any of its Subsidiaries and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

         (17) Liens securing reimbursement obligations with respect to letters of credit permitted pursuant to Section 6.1(m); and

         (18) Liens that secure other obligations in an aggregate principal amount not to exceed $5,000,000 at any time outstanding.

         6.3. Equitable Lien; No Further Negative Pledges. If any Credit Party or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not otherwise permitted hereby. Except with respect to (a) the Existing Indentures, (b) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale or assets not constituting an Asset Sale, or (c) any agreement prohibiting only the creation of Liens securing Subordinated Indebtedness, no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

         6.4. Restricted Payments; Restrictions on Subsidiary Distributions. (a) No Credit Party shall nor shall it permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment except the following:

               (1) Company may make regularly scheduled payments required to be made to holders of the Subordinated Indebtedness; and

               (2) so long as no Event of Default (A) of the type specified in
         Section 8.1(a) has occurred or (B) has occurred as the result of a breach of any of Sections 6.6, 6.7, 6.8 and 6.9 Borrower may make Restricted Junior Payments to Company at such times and in such amounts as are necessary to enable Company to make the payments specified in clause (i) above.

         (2) Except as provided in Section 6.3 and as otherwise provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any





                                       80
                                                                       EXECUTION

Subsidiary of Company to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

         6.5. Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

         (1) Cash Equivalents;

         (2) Investments by any Credit Party in any Subsidiary of Company

         (3) the contribution by Company of 100% of the capital stock of each of its Subsidiaries to Borrower, such that after each such contribution, each such Subsidiary is a subsidiary of Borrower;

         (4) Investments (i) in accounts receivable arising and trade credit granted in the ordinary course of business and in any Securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors and (ii) prepayments and other credits to suppliers, agents, consultants and customers made in the ordinary course of business consistent with the past practices of Company and its Subsidiaries;

         (5) intercompany loans to the extent permitted under Section 6.1(b);

         (6) Consolidated Capital Expenditures permitted by Sections 6.6(d) and 6.7(e);

         (7) Permitted Acquisitions;

         (8) Investments in the form of notes issued by Company or any of its Subsidiaries in connection with the repurchase of Securities from any director, officer, employee or consultant pursuant to Section 6.1(l);

         (9) Investments in the form of Hedge Agreements;

         (10) deposits permitted under Section 6.1(d);

         (11) loans or advances to employees in an aggregate amount not to exceed $2,500,000;

         (12) other cash Investments in an aggregate amount not in excess of $50,000,000 at any time outstanding; and





                                       81
                                                                       EXECUTION

         (13) cumulative cash Investments in Unrestricted Subsidiaries (including any Subsidiary designated as an Unrestricted Subsidiary pursuant to Section 6.17) in an aggregate amount not to exceed, after giving effect to the proposed Investment, the Excess Proceeds Amount; provided that, in no event shall Investments made pursuant to this subsection (m) exceed $200,000,000 in any Fiscal Year.

         6.6. Stage 1 Financial Covenants. During Stage 1:

         (1) MINIMUM REVENUES. Company shall not permit Revenues as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 2000, to be less than the correlative amount indicated as set forth on Schedule 6.6(a).

         (2) RATIO OF SENIOR SECURED DEBT TO ANNUALIZED ADJUSTED EBITDA. As of the last day of any Fiscal Quarter beginning with the Fiscal Quarter ending March 31, 2000, Company shall not permit the ratio of (y) Senior Secured Debt to
(y) the aggregate Annualized Pre-Overhead EBITDA to exceed the correlative ratio indicated as set forth on Schedule 6.6(b).

         (3) SENIOR SECURED DEBT TO TOTAL CAPITALIZATION. Company shall not permit the ratio of Senior Secured Debt to Total Capitalization to exceed 0.35:1.00 at any time during Stage 1.

         (4) CONSOLIDATED TOTAL DEBT TO TOTAL CAPITALIZATION. Company shall not permit the ratio of Consolidated Total Debt to Total Capitalization to exceed 0.60:1.00 at any time during Stage 1.

         6.7. Stage 2 Financial Covenants. During Stage 2:

         (1) SENIOR LEVERAGE RATIO. Company shall not permit the Senior Leverage Ratio as of the last day of any Fiscal Quarter beginning with the Fiscal Quarter ending March 31, 2003 to exceed the correlative ratio indicated as set forth on
Schedule 6.7(a).

         (2) TOTAL LEVERAGE RATIO. Company shall not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter beginning with the Fiscal Quarter ending March 31, 2003 to exceed the correlative ratio indicated as set forth on
Schedule 6.7(b).

         (3) INTEREST COVERAGE RATIO. Company shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 2003, to be less than the correlative ratio indicated as set forth on Schedule 6.7(c).

         (4) PRO FORMA DEBT SERVICE COVERAGE RATIO. Company shall not permit the Pro Forma Debt Service Coverage Ratio as of the last day of any Fiscal Quarter beginning with the Fiscal Quarter ending December 31, 2003 to be less than the correlative ratio indicated as set forth on Schedule 6.7(d).




                                       82
                                                                       EXECUTION

         6.8. Maximum Consolidated Capital Expenditures. During Stage 1 and Stage 2, Company shall not and shall not permit its Subsidiaries to make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated on
Schedule 6.8, in an aggregate amount for Company and its Subsidiaries in excess of the corresponding amount set forth on Schedule 6.8.

         6.9. Fundamental Changes; Disposition of Assets; Acquisitions. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

         (1) subject to Section 6.14, any Subsidiary of Borrower may be merged with or into Company or any other Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any of its Subsidiaries; provided that in the case of such a merger, Company or such Subsidiary shall be the continuing or surviving Person;

         (2) sales of assets which do not constitute Asset Sales;

         (3) leases or subleases to or from other Persons of assets by Company or any of its Subsidiaries in the ordinary course of business;

         (4) licenses to or from other Persons of Intellectual Property by Company or any Subsidiary thereof in the ordinary course of business;

         (5) Permitted Acquisitions;

         (6) Investments made in accordance with Section 6.5; and

         (7) subject to the requirements of Section 2.11(a), Asset Sales.

         6.10. Disposal of Subsidiary Interests. Except for any sale of 100% of the equity Securities of any of its Subsidiaries in compliance with the provisions of Section 6.9, no Credit Party shall directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any equity Securities of any of its Subsidiaries (including such Subsidiary), except to another Credit





                                       83
                                                                       EXECUTION

Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law.

         6.11. Sales and Lease-Backs. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as a lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which Company or any of its Subsidiaries (a) has sold or transferred or is to sell or to transfer to any other Person (other than Company or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease.

         6.12. Sale or Discount of Receivables. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable (it being understood that the restrictions contained in this Section 6.12 shall not apply to any write-off of bad debt in the ordinary course of business consistent with prior practice).

         6.13. Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or any of its Subsidiaries or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (a) any transaction between Company and any of its Subsidiaries or between any of the Subsidiaries; (b) reasonable and customary fees and expenses paid to members of the Boards of Directors of Company and its Subsidiaries; or (c) compensation arrangements entered into in the ordinary course of business with respect to officers and other employees of Company and its Subsidiaries.

         6.14. Conduct of Business. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than (a) the businesses engaged in by such Credit Party on the Closing Date and similar or related businesses including, without limitation, data communications, Internet access, Internet portal, web hosting, application hosting, and communication equipment collocation businesses, in any event without the consent of the Requisite Lenders, in no more than thirty six (36) Geographic Markets (plus up to an additional six (6) markets designated as Excess Proceeds Geographic Markets), or as otherwise permitted under clause (vi) of the definition of Permitted Acquisition, and (b) such other lines of business as may be consented to by Requisite Lenders. Company will not engage in any business activities (other than the issuance of Securities to the extent not otherwise prohibited in this Agreement) or own any assets or properties other than the capital stock of its Subsidiaries and otherwise as incident to its existence as a holding company.



                                       84
                                                                       EXECUTION

         6.15. Amendments or Waivers of Existing Indentures/Subordinated Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of the Existing Indentures or any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Existing Indentures or such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of notes issued under the Existing Indentures or such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to any Credit Party or Lenders.

         6.16. Fiscal Year. No Credit Party shall, nor shall it permit any of its Subsidiaries to, change its Fiscal Year-end from December 31.

         6.17. Designation of Unrestricted Subsidiaries; RS Designations.

               (a) Borrower may designate a Subsidiary acquired or formed after the Closing Date as an Unrestricted Subsidiary under this Agreement (a "DESIGNATION") only if:

               (i) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

               (ii) after giving effect to such Designation, Company and its Subsidiaries would be in compliance with each of the covenants set forth in Sections 6.6, 6.7 and 6.8, as applicable, calculated on a pro forma basis as if such Designation had occurred immediately prior to the first day of the period of four consecutive fiscal quarters most recently ended;

               (iii) no Designation shall be made for any Subsidiary whose assets, rights or franchises are material to the conduct of the business of Company and its Subsidiaries in a Geographic Market (other than an Excess Proceeds Geographic Market); and

               (iv) Borrower has delivered to the Administrative Agent (x) written notice of such Designation and (y) a certificate, dated the effective date of such Designation, of an Authorized Officer of Borrower stating that no Event of Default has occurred and is continuing and setting forth reasonably detailed calculations demonstrating pro forma compliance with each of Sections 6.6, 6.7 and 6.8, as applicable, in accordance with clause (ii) above.




                                       85
                                                                       EXECUTION

               (b) Borrower may designate any Unrestricted Subsidiary as a Subsidiary under this Agreement (an "RS DESIGNATION") only if:

               (i) such Subsidiary is predominantly engaged in similar business activities to Company and its Subsidiaries;

               (ii) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such RS Designation;

               (iii) after giving effect to such RS Designation, Company and its Subsidiaries would be in compliance with each of the covenants set forth in Sections 6.6, 6.7 and 6.8, as applicable, calculated on a pro forma basis as if such RS Designation had occurred immediately prior to the first day of the relevant period specified in such Section, as applicable;

               (iv) Borrower has delivered to the Administrative Agent (x) written notice of such RS Designation and (y) a certificate, dated the effective date of such RS Designation, of an Authorized Officer of Borrower stating that no Event of Default has occurred and is continuing and setting forth reasonably detailed calculations demonstrating pro forma compliance with each of Section 6.6, 6.7 and 6.8, as applicable, in accordance with clause (iii) above; and

               (v) all Indebtedness of such Subsidiary outstanding and all Liens on assets of such Subsidiary existing immediately following the RS Designation would, if initially incurred at such time, have been permitted to be incurred pursuant to Sections 6.1 and 6.2 without reliance on Section 6.2(p), provided, however, that, if the Person subject to an RS Designation had Liens described in Section 6.2(p) at the time such Person was designated an Unrestricted Subsidiary, such Liens shall be permitted following such RS Designation.

               Upon any such RS Designation, Borrower shall be deemed to have
(i) received a return of its Investment in such Unrestricted Subsidiary equal to the lesser of (x) the amount of such Investment immediately prior to such RS Designation and (y) the fair market value (as reasonably determined by Borrower) of the net assets of such Subsidiary at the time of such RS Designation and (ii) a permanent Investment in an Unrestricted Subsidiary equal to the excess, if positive, of the amount referred to in clause (i)(x) above over the amount referred to in clause (i)(y) above.

               (c) Neither Borrower nor any Subsidiary shall at any time (x) provide a Guaranty of any Indebtedness of any Unrestricted Subsidiary, (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary.




                                       86
                                                                       EXECUTION

SECTION 7. GUARANTY

         7.1. Guaranty of the Obligations. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the rateable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a) (collectively, the "GUARANTEED OBLIGATIONS")).

         7.2. Contribution by Guarantors. Each Guarantor desires to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "FAIR SHARE CONTRIBUTION AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law; provided that solely for purposes of calculating the "FAIR SHARE CONTRIBUTION AMOUNT" with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this
Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the




                                       87
                                                                       EXECUTION
applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a beneficiary to the contribution agreement set forth in this
Section 7.2.

         7.3. Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding) and all other Obligations then owed to Beneficiaries as aforesaid.

         7.4. Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

         (1) this Guaranty is a guaranty of payment when due and not of collectibility;

         (2) Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Event of Default;

         (3) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

         (4) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not





                                       88
                                                                       EXECUTION
the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

         (5) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement or Hedge Agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or the Hedge Agreements; and

         (6) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or the Hedge Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents or the Hedge Agreements or any agreement or instrument executed pursuant hereto or thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document or Hedge Agreement or any agreement relating to





                                       89
                                                                       EXECUTION
such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any Hedge Agreement or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations;
(vii) any defenses, set-offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

         7.5. Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence, willful misconduct or bad faith; (e)(i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedge Agreements or any agreement or instrument related hereto or thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices







                                       90
                                                                       EXECUTION
of any extension of credit to Borrower and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

         7.6. Guarantors' Rights of Subrogation, Contribution, Etc. Each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder for so long (but only for so long) as any Obligation of any Credit Party remains outstanding, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for guarantied party on behalf of Beneficiaries and shall forthwith be paid over to guarantied party for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

         7.7. Subordination of Other Obligations. Any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the "OBLIGEE GUARANTOR") is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.




                                       91
                                                                       EXECUTION

         7.8. Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

         7.9. Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

         7.10. Financial Condition of Borrower. Any Loan may be granted to Borrower or continued from time to time, and any Hedge Agreement may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation or at the time such Hedge Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Credit Documents and the Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

         7.11. Bankruptcy, Etc. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or by any defense which Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

         (1) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guarantied by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver,



                                       92
                                                                       EXECUTION
debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

         (2) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

         7.12. Notice of Events. As soon as any Guarantor obtains knowledge thereof, such Guarantor shall give Administrative Agent written notice of any condition or event which has resulted in a material adverse change in the financial condition of any Guarantor or Borrower or a breach of or noncompliance with any term, condition or covenant contained herein, any other Credit Document, any Hedge Agreement or any other document delivered pursuant hereto or thereto.

         7.13. Discharge of Guaranty Upon Sale of Guarantor. If all of the equity Securities of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale; provided that as a condition precedent to such discharge and release, Administrative Agent shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Administrative Agent of the applicable Net Asset Sale Proceeds of such disposition pursuant to
Section 2.13(a).

SECTION 8. EVENTS OF DEFAULT

         8.1. Events of Default. If any one or more of the following conditions or events shall occur:

         (1) FAILURE TO MAKE PAYMENTS WHEN DUE. Failure by Borrower to pay (i) any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five (5) days after the date due; or (1)

         (2) DEFAULT IN OTHER AGREEMENTS. (i) Failure of any Credit Party to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in an aggregate principal amount of $5,000,000 or more, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by any Credit Party with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts referred to in clause (i) above or (2)







                                       93
                                                                       EXECUTION
any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders) to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

         (3) BREACH OF CERTAIN COVENANTS. Failure of any Credit Party to perform or comply with any term or condition contained in Sections 2.3, 5.1(g), 5.2 or
Section 6 (other than, at any time prior to the Initial Funding Date, Sections 5.13(b), 6.6 and Section 6.7) hereof; or

         (4) BREACH OF REPRESENTATIONS, ETC. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as the date made or deemed made; or

         (5) OTHER DEFAULTS UNDER CREDIT DOCUMENTS. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1 (including, on and after the Initial Funding Date, Sections 5.13(b), 6.6 and 6.7), and such default shall not have been remedied or waived within thirty (30) days after the earlier of (i) an officer of such Credit Party becoming aware of such default or (ii) receipt by Borrower of notice from Administrative Agent or any Lender of such default; or

         (6) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of any Credit Party in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Credit Party under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Credit Party, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Credit Party for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Credit Party, and any such event described in this clause (ii) shall continue for sixty (60) days without having been dismissed, bonded or discharged; or

         (7) VOLUNTARY BANKRUPTCY. (i) Any Credit Party shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the





                                       94
                                                                       EXECUTION
entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Credit Party shall make any assignment for the benefit of creditors; or (ii) any Credit Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of any Credit Party (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f); or

         (8) JUDGMENTS OF ATTACHMENTS. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $5,000,000 (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Credit Party or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty
(60) days (or in any event later than five days prior to the date of any proposed sale thereunder); or

         (9) DISSOLUTION. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

         (10) EMPLOYEE BENEFIT PLANS. There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $5,000,000 during the term hereof; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $5,000,000; or

         (11) CHANGE OF CONTROL. A Change of Control shall occur; or

         (12) GUARANTIES, COLLATERAL DOCUMENTS AND OTHER CREDIT DOCUMENTS. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected Lien in any material Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Documents, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that





                                       95
                                                                       EXECUTION
it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party;

THEN, (1) upon the occurrence of any Event of Default described in Sections 8.1(f) or 8.1(g), automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Borrower by Administrative Agent, (A) the Commitments, if any, of each Lender having such Commitments shall terminate, and (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans and (II) all other Obligations.

SECTION 9. AGENTS

         9.1. Appointment of Agents. GSCP is hereby appointed Sole Lead Arranger and Syndication Agent hereunder, and each Lender hereby authorizes Sole Lead Arranger and Syndication Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. TD is hereby appointed Administrative Agent hereunder and under the other Credit Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms hereof and the other Credit Documents (except with respect to the rights granted to it in the second sentence of Section 9.7). Each of Fleet Boston and MSSF is hereby appointed Co-Documentation Agent hereunder, and each Lender hereby authorizes each Co-Documentation Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. Each Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, all the respective obligations of (i) GSCP, in its capacity as Syndication Agent and (ii) each of Fleet Boston and MSSF, in its capacity as Co-Documentation Agent, shall terminate.

         9.2. Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall



                                       96
                                                                       EXECUTION
be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein.

         9.3. General Immunity.

         (1) NO RESPONSIBILITY FOR CERTAIN MATTERS. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any of Agent to Lenders or by or on behalf of Borrower to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans.

         (2) EXCULPATORY PROVISIONS. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

         9.4. Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its




                                       97
                                                                       EXECUTION
individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent, in its individual capacity, shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term "LENDER" shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent, in its individual capacity, and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

         9.5. Lenders' Representations, Warranties and Acknowledgment. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with Loans hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

         9.6. Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out hereof or the other Credit Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further that this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

         9.7. Successor Administrative Agent. Administrative Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower. Upon any such notice of resignation, Requisite Lenders shall have the right, with the consent of Borrower (which shall not be unreasonably withheld or delayed or required at any time an Event of Default shall have occurred




                                       98
                                                                       EXECUTION
and then be continuing), to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder.

         9.8. Collateral Documents and Guaranties. (A) ADMINISTRATIVE AGENT AS AGENT UNDER COLLATERAL DOCUMENTS AND GUARANTIES. Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to be the agent for and representative of Lenders with respect to the Guaranty, the Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to
Section 7.13 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented.

         (1) ADMINISTRATIVE AGENTS' RIGHT TO REALIZE ON COLLATERAL AND ENFORCE GUARANTY. Anything contained in any of the Credit Documents to the contrary notwithstanding, each Credit Party, Administrative Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms hereof, and (ii) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

         (2) SUPPLEMENTAL COLLATERAL AGENT. It is the purpose hereof and the other Credit Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation hereunder or any of the other Credit Documents, and in particular in case of the enforcement of any of the Credit Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Credit Documents or take any other action which may be desirable or necessary in connection therewith,







                                       99
                                                                       EXECUTION
it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (a "SUPPLEMENTAL COLLATERAL AGENT"). In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral,
(i) each and every right, power, privilege or duty expressed or intended hereby or any of the other Credit Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Credit Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of Sections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require. Should any instrument in writing from Borrower or any other Credit Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Borrower shall, or shall cause such Credit Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

SECTION 10. MISCELLANEOUS

         10.1. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Credit Party or any Agent, shall be sent to such Person's address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that no notice to any Agent or Lender shall be effective until received by such Agent or Lender.

         10.2. Expenses. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly (a) all the reasonable out-of-pocket costs and expenses of Sole Lead Arranger associated with the syndication of the credit facilities hereunder and the preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto;
(b) all reasonable costs of furnishing all opinions by counsel for any Credit





                                      100
                                                                       EXECUTION

Party (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's and each Credit Party's performance of and compliance with all agreements and conditions on its part to be performed or complied with hereunder and the other Credit Documents including with respect to confirming compliance with environmental, insurance and solvency requirements;
(c) the reasonable fees, expenses and disbursements of counsel to Sole Lead Arranger in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by any Credit Party; (d) all the reasonable out-of-pocket expenses of creating and perfecting Liens in favor of Administrative Agent for the benefit of Lenders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (e) all the reasonable out-of-pocket costs and fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; (f) all the reasonable out of pocket costs and expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Administrative Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other reasonable out-of-pocket costs and expenses incurred by each Agent in connection with the syndication of the Loans and Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

         10.3. Indemnity. In addition to the payment of expenses pursuant to
Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless, each Agent and Lender and the officers, partners, directors, trustees, employees, agents and Affiliates of each Agent and each Lender (each, an "INDEMNITEE"), from and against any and all Indemnified Liabilities; provided that no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this
Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

         10.4. Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder and the other Credit Documents, including all claims of any nature or description arising out of or connected herewith, or any other Credit Document, irrespective of whether or not
(a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Each Credit Party hereby further grants to Administrative Agent and each Lender a security interest in all Deposit Accounts maintained with Administrative Agent or such Lender as security for the Obligations.

         10.5. Amendments and Waivers; Requisite Lenders' Consent. (a) Subject to Sections 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders.

         (1) AFFECTED LENDERS' CONSENT. Without the written consent of each Lender that would be affected thereby (other than a Defaulting Lender), no amendment, modification, termination, or consent shall be effective if the effect thereof would:

               (1) extend the scheduled final maturity of any Loan or Note;

               (2) waive, reduce or postpone any scheduled repayment (but not prepayment) or the Delayed Draw Term Loan Commitment Termination Date;

               (3) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.7) or any fee payable hereunder;

               (4) extend the time for payment of any such interest or fees;

               (5) reduce the principal amount of any Loan;

               (6) amend, modify, terminate or waive any provision of this
         Section 10.5(b), Section 10.5(c) or Section 10.6(a);




                                      102
                                                                       EXECUTION

               (7) amend the definition of "REQUISITE LENDERS" or "PRO RATA SHARE"; provided that with the consent of Requisite Lenders (except that such consent shall not be required in the case of Indebtedness incurred or commitments made under Section 2.1(a)(iii) of this Agreement), additional extensions of credit pursuant hereto may be included in the determination of "REQUISITE LENDERS" or "PRO RATA SHARE" on substantially the same basis as the Revolving Loan Commitments, the Revolving Loans, the Delayed Draw Term Loan Commitments, the Delayed Draw Term Loans, the New Term Loan Commitments and the New Term Loans are included on the Closing Date;

               (8) release or otherwise subordinate all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; or

               (9) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

         (2) OTHER CONSENTS. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

               (1) increase any Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided that no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Commitment of any Lender;

               (2) amend the definition of "REQUISITE CLASS LENDERS" without the consent of Requisite Class Lenders of each Class; provided that with the consent of the Requisite Lenders additional extensions of credit pursuant hereto may be included in the determination of such "REQUISITE CLASS LENDERS" on substantially the same basis as the Revolving Credit Commitments, the Revolving Loans, the Delayed Draw Term Loan Commitments and the Delayed Draw Term Loans the New Term Loan Commitments and the New Term Loans are included on the Closing Date;

               (3) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.12 without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided that Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered; or

               (4) amend, modify, terminate or waive any provision of Section 9 or Section 10 as the same applies to any Agent, or any other provision hereof (including, without limitation Section 2.1) as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent.



                                      103
                                                                       EXECUTION

         (3) EXECUTION OF AMENDMENTS, ETC. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

         10.6. Successors and Assigns; Participations. (a) This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         (1) Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been delivered to and accepted by Administrative Agent and recorded in the Register. Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

         (2) Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Commitment or Loans owing to it, Note or Notes held by it, or other Obligation (provided that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan and its related Commitments):

               (1) to any Person meeting the criteria of clause (i) of the definition of the term of "ELIGIBLE ASSIGNEE" upon the giving of notice to Borrower and Administrative Agent; and

               (2) to any Person meeting the criteria of clause (ii) of the definition of the term of "Eligible Assignee" and, in the case of assignments of Commitments and Loans to any such Person (except in the case of assignments made by or to GSCP) consented to by each of Borrower and Administrative Agent (such consent not to be unreasonably withheld or delayed or, in the case of Borrower, required at any time an Event of Default shall have occurred and then be continuing); provided that each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than (A) $5,000,000 (or such


                                      104
                                                                       EXECUTION
         lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Revolving Loan Commitments, Revolving Loans and/or the aggregate amount of the Delayed Draw Term Loan Commitments, Delayed Draw Term Loans and other Obligations of the assigning Lender) with respect to the assignment of the Revolving Loan Commitments and Revolving Loans and/or the Delayed Draw Term Loan Commitments and Delayed Draw Term Loans and (B) $1,000,000 (or such lesser amount as may be agreed to by Borrower and the Administrative Agent or as shall constitute the aggregate amount of New Term Loans of the assigning Lender with respect to the assignment of New Term Loans) with respect to the assignment of New Term Loans and/or New Term Loan Commitments; provided further that after giving effect to such assignment, the assigning Lender shall have Commitments and Loans aggregating at least $2,000,000 (unless such assigning Lender is assigning all of its Commitments and Loans), in each case unless otherwise agreed to the Borrower and the Administrative Agent.

         (3) The assigning Lender and the assignee thereof shall execute and deliver to Administrative Agent an Assignment Agreement, together with (i) unless otherwise agreed to by Administrative Agent a processing and recordation fee of $750 in the case of assignments pursuant to Section 10.6(c)(i) and $3,500 in the case of all other assignments), and (ii) such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to Section 2.18(c).

         (4) Upon its receipt of a duly executed and completed Assignment Agreement, together with the processing and recordation fee referred to in
Section 10.6(d) (and any forms, certificates or other evidence required by this Agreement in connection therewith), Administrative Agent shall record the information contained in such Assignment Agreement in the Register, shall give prompt notice thereof to Borrower and shall maintain a copy of such Assignment Agreement.

         (5) Each Lender, upon execution and delivery hereof or upon executing and delivering an Assignment Agreement, as the case may be, represents and warrants as of the Closing Date or as of the applicable Effective Date (as defined in the applicable Assignment Agreement) that it is an Eligible Assignee; it has experience and expertise in the making of or investing in commitments or loans such as the Revolving Loan Commitments or Loans, as the case may be; and it will make or invest in, as the case may be, its Revolving Loan Commitments or Loans for its own account in the ordinary course of its business and without a view to distribution of such Revolving Loan Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Revolving Loan Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

         (6) Subject to the terms and conditions of this Section 10.6, as of the "Effective Date" specified in the applicable Assignment Agreement: the assignee thereunder shall have the rights and obligations of a "Lender" hereunder to the extent such rights and obligations hereunder have been






                                      105
                                                                       EXECUTION
assigned to it pursuant to such Assignment Agreement and shall thereafter be a party hereto and a "Lender" for all purposes hereof; the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned thereby pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations hereunder, such Lender shall cease to be a party hereto; provided that anything contained in any of the Credit Documents to the contrary notwithstanding, such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); the Revolving Loan Commitments shall be modified to reflect the Revolving Loan Commitment of such assignee and any remaining Revolving Loan Commitment of such assigning Lender, if any; and if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Borrower shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Revolving Loan Commitments, new Delayed Draw Term Loan Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

         (7) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Company, any of its Subsidiaries or any of its Affiliates) in all or any part of its Revolving Loan Commitments, Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under the Collateral Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. All amounts payable by any Credit Party hereunder, including amounts payable to such Lender pursuant to Sections 2.16(c), 2.17 or 2.18, shall be determined as if such Lender had not sold such participation. Each Credit Party and each Lender hereby acknowledge and agree that, solely for purposes of Sections 2.15 and 10.4, any participation will give rise to a direct obligation of each Credit Party to the participant and the participant shall be considered to be a "Lender".



                                      106
                                                                       EXECUTION

         (8) In addition to any other assignment permitted pursuant to this
Section 10.6, (i) any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes, if any, to secure obligations of such Lender, including any pledge or assignment to secure obligations to any Federal Reserve Bank, and this Section 10.6 shall not apply to any such pledge or assignment of a security interest; provided, (x) no Lender, as between Borrower and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (y) in no event shall the applicable pledgee or assignee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder and (z) any transfer of the rights and obligations of a "Lender" hereunder to any Person upon the foreclosure of any pledge or security interest referred to in this clause (i) may only be made pursuant to the provisions of Sections 10.6(c) through (e) governing assignments of interests in the Loans.

         10.7. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         10.8. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Loan. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.16(c), 2.17, 2.18, 7.2, 10.2, 10.3 and 10.4 and
the agreements of Lenders set forth in Sections 2.15 and 9.6 shall survive the payment of the Loans.

         10.9. No Waiver; Remedies Cumulative. No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any Hedge Agreement. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         10.10. Marshalling; Payments Set Aside. Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent on behalf of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part






                                      107
                                                                       EXECUTION
thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

         10.11. Severability. In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         10.12. Entire Agreement. This Agreement (together with the Exhibits hereto, the schedules hereto and the other agreements, documents and instruments delivered in connection herewith) and the Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

         10.13. Obligations Several; Independent Nature of Lenders' Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights hereunder and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         10.14. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         10.15. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         10.16. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS







                                      108
                                                                       EXECUTION

PROPERTIES, IRREVOCABLY ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND AGREES SUCH LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

         10.17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION
10.17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         10.18. Confidentiality. Each Lender shall hold all non-public information obtained pursuant to the requirements hereof in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices,








                                      109
                                                                       EXECUTION
it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender (and to other persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.18) or disclosures reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in Hedge Agreements (provided that such counterparties and advisors are advised of and agree to be bound by the provisions of this Section 10.18) or disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal process; provided that unless prohibited by applicable law or court order, each Lender shall make reasonable efforts to notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

         10.19. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to Borrower.



                                      110
                                                                       EXECUTION

         10.20. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by all Lenders, Agents, Company, Borrower and each Guarantor and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank.]


                                      111
                                                                       EXECUTION

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                                    ALLEGIANCE TELECOM, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

BORROWER:                                   ALLEGIANCE TELECOM COMPANY WORLDWIDE


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

GUARANTORS:                                 ALLEGIANCE TELECOM SERVICE
                                            CORPORATION,
                                            as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM INTERNATIONAL,
                                            INC.,
                                            as a Guarantor

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            INTERNET ALLEGIANCE INC,
                                            as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                      S-1
                                                                       EXECUTION

                                           ALLEGIANCE TELECOM OF TEXAS, INC.,
                                           as a Guarantor


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           ALLEGIANCE TELECOM OF ILLINOIS, INC.,
                                           as a Guarantor


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           ALLEGIANCE TELECOM OF MICHIGAN, INC.,
                                           as a Guarantor


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           ALLEGIANCE TELECOM OF MARYLAND, INC.,
                                           as a Guarantor


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           ALLEGIANCE TELECOM OF THE DISTRICT
                                           OF COLUMBIA, INC., as a Guarantor


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:




                                      S-2
                                                                       EXECUTION

                                            ALLEGIANCE TELECOM OF COLORADO,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            ALLEGIANCE TELECOM OF FLORIDA, INC.,
                                            as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM OF CALIFORNIA,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM OF NEW YORK,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM OF VIRGINIA,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                      S-3
                                                                       EXECUTION

                                            ALLEGIANCE TELECOM OF MASSACHUSETTS,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM OF ARIZONA, INC.,
                                            as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM OF MISSOURI,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            ALLEGIANCE TELECOM OF OHIO, INC., as
                                            a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLEGIANCE TELECOM OF WASHINGTON,
                                            INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-4
                                                                       EXECUTION

                                            KIVEX, INC., as a Guarantor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            CONNECTNET, INC., as a Guarantor

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-5
                                                                       EXECUTION

AGENTS                                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
AND LENDERS:                                as Syndication Agent, Sole Lead
                                            Arranger and a Lender


                                            By:
                                               ---------------------------------
                                                      Authorized Signatory



                                      S-6
                                                                       EXECUTION

                                            TORONTO DOMINION (TEXAS), INC., as
                                            Administrative Agent and a Lender



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXECUTION

                                            BANK BOSTON, N.A., as
                                            Co-Documentation Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-8
                                                                       EXECUTION

                                            MORGAN STANLEY SENIOR FUNDING, INC.,
                                            as Co-Documentation Agent and a
                                            Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-9
                                                                       EXECUTION

                                            THE BANK OF NEW YORK, as Managing
                                            Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-10
                                                                       EXECUTION

                                            PNC BANK, NATIONAL ASSOCIATION, as
                                            Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-11
                                                                       EXECUTION

                                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                            Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-12
                                                                       EXECUTION

                                            FIRST UNION NATIONAL BANK, as
                                            Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-13
                                                                       EXECUTION

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Managing Agent and a
                                            Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-14
                                                                       EXECUTION

                                            THE BANK OF NOVA SCOTIA, as Managing
                                            Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-15
                                                                       EXECUTION

                                            DRESDNER BANK AG, NEW YORK AND GRAND
                                            CAYMAN BRANCHES, as Managing Agent
                                            and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:







                                      S-16
                                                                       EXECUTION

                                            CITICORP USA, INC., as Managing
                                            Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:







                                      S-17
                                                                       EXECUTION

                                            ABN AMRO BANK N.V., as Managing
                                            Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:









                                      S-18
                                                                       EXECUTION

                                            BANK OF AMERICA N.A., as Managing
                                            Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:












                                      S-19
                                                                       EXECUTION

                                            FRANKLIN FLOATING RATE TRUST, as
                                            Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:











                                      S-20
                                                                       EXECUTION

                                            MEESPIERSON CAPITAL CORP., as
                                            Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:







                                      S-21
                                                                       EXECUTION

                                            DLJ, CAPITAL FUNDING INC., as
                                            Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:









                                      S-22
                                                                       EXECUTION

                                            BEAR STEARNS CORPORATE LENDING INC.,
                                            as Managing Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:













                                      S-23
                                                                       EXECUTION

                                            UBS AG, STAMFORD BRANCH, as Managing
                                            Agent and a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:




                                      S-24
                                                                       EXECUTION

LENDERS:                                    UNION BANK OF CALIFORNIA, N.A.,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-25
                                                                       EXECUTION

                                            HELLER FINANCIAL, INC.,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

















                                      S-26
                                                                       EXECUTION

                                            BANK OF MONTREAL,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:







                                      S-27
                                                                       EXECUTION

                                            PARIBAS,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:





                                      S-28
                                                                       EXECUTION

                                            BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE INC.,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:






                                      S-29
                                                                       EXECUTION

                                            IBM CREDIT CORPORATION,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:







                                      S-30
                                                                       EXECUTION

                                            ING (US) CAPITAL LLC,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                      S-31
                                                                       EXECUTION

                                                                      APPENDIX A
                                                TO CREDIT AND GUARANTY AGREEMENT



                                                                                                        Pro
Lender                                               Revolving Loan       Pro      Delayed Draw Term    Rata
                                                       Commitment      Rata Share   Loan Commitment     Share

Toronto Dominion (Texas) Inc.                          $16,800,000       3.36%        $ 7,200,000       1.44%

Goldman Sachs Credit Partners L.P.                     $16,800,000       3.36%        $ 7,200,000       1.44%

Morgan Stanley Senior Funding, Inc.                    $16,800,000       3.36%        $ 7,200,000       1.44%

BankBoston, N.A                                        $16,800,000       3.36%        $ 7,200,000       1.44%

ABN AMRO Bank N.V                                      $14,000,000       2.80%        $ 6,000,000       1.20%

Bank of America N.A                                    $14,000,000       2.80%        $ 6,000,000       1.20%

Bear Stearns Corporate Lending Inc.                    $14,000,000       2.80%        $ 6,000,000       1.20%

The Bank of New York                                   $14,000,000       2.80%        $ 6,000,000       1.20%

The Bank of Nova Scotia                                $14,000,000       2.80%        $ 6,000,000       1.20%

Citicorp USA, Inc.                                     $14,000,000       2.80%        $ 6,000,000       1.20%

Credit Lyonnais New York Branch                        $14,000,000       2.80%        $ 6,000,000       1.20%

DLJ, Captial Funding Inc.                              $14,000,000       2.80%        $ 6,000,000       1.20%

Dresdner Bank AG, New York and Grand Cayman Branches   $14,000,000       2.80%        $ 6,000,000       1.20%

First Union National Bank                              $14,000,000       2.80%        $ 6,000,000       1.20%

Franklin Floating Rate Trust                           $14,000,000       2.80%        $ 6,000,000       1.20%

General Electric Capital Corporation                   $14,000,000       2.80%        $ 6,000,000       1.20%

ING (US) Capital LLC                                   $14,000,000       2.80%        $ 6,000,000       1.20%

MeesPierson Capital Corp.                              $14,000,000       2.80%        $ 6,000,000       1.20%

PNC Bank, National Association                         $14,000,000       2.80%        $ 6,000,000       1.20%

UBS AG, Stamford Branch                                $14,000,000       2.80%        $ 6,000,000       1.20%



                                  APPENDIX A-1
                                                                       EXECUTION



                                                                                                      Pro
Lender                                      Revolving Loan         Pro        Delayed Draw Term      Rata
                                              Commitment        Rata Share     Loan Commitment       Share

Bank Austria Creditanstalt Corporate
Finance Inc.                                 $  9,800,000           1.96%      $  4,200,000           0.84%

Bank of Montreal                             $  9,800,000           1.96%      $  4,200,000           0.84%

Heller Financial, Inc.                       $  9,800,000           1.96%      $  4,200,000           0.84%

IBM Credit Corporation                       $  9,800,000           1.96%      $  4,200,000           0.84%

Paribas                                      $  9,800,000           1.96%      $  4,200,000           0.84%

Union Bank of California, N.A                $  9,800,000           1.96%      $  4,200,000           0.84%

Total                                        $350,000,000            100%      $150,000,000            100%



                                  APPENDIX A-2
                                                                       EXECUTION

                                                                      APPENDIX B
                                                TO CREDIT AND GUARANTY AGREEMENT

                                NOTICE ADDRESSES

ALLEGIANCE TELECOM, INC.

         Allegiance Telecom, Inc.
         4 Westbrook Corporate Center, Suite 400
         Westchester, Illinois  60154
         Attention:  Mark B. Tresnowski
         Telephone:  708-836-5240
         Facsimile:  708-836-5250


For each of the following:

ALLEGIANCE TELECOM COMPANY WORLDWIDE
ALLEGIANCE TELECOM SERVICE CORPORATION
ALLEGIANCE TELECOM INTERNATIONAL, INC.
INTERNET ALLEGIANCE, INC.
ALLEGIANCE TELECOM OF ILLINOIS, INC.
ALLEGIANCE TELECOM OF MICHIGAN, INC.
ALLEGIANCE TELECOM OF MARYLAND, INC.
ALLEGIANCE TELECOM OF THE DISTRICT OF COLUMBIA, INC.
ALLEGIANCE TELECOM OF COLORADO, INC.
ALLEGIANCE TELECOM OF FLORIDA, INC..
ALLEGIANCE TELECOM OF CALIFORNIA, INC..
ALLEGIANCE TELECOM OF NEW YORK, INC.
ALLEGIANCE TELECOM OF TEXAS, INC.
ALLEGIANCE TELECOM OF VIRGINIA, INC.
ALLEGIANCE TELECOM OF MASSACHUSETTS, INC.
ALLEGIANCE TELECOM OF ARIZONA, INC.
ALLEGIANCE TELECOM OF MISSOURI, INC.
ALLEGIANCE TELECOM OF OHIO, INC.
ALLEGIANCE TELECOM OF WASHINGTON, INC.
KIVEX, INC.
CONNECTNET, INC.



         c/o Allegiance Telecom, Inc.
         4 Westbrook Corporate Center, Suite 400
         Westchester, Illinois  60154
         Attention:  Mark B. Tresnowski
         Telephone:  708-836-5240
         Facsimile:  708-836-5250



                                  APPENDIX B-1
                                                                       EXECUTION

In each case, with a copy to:

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, Illinois 60601
         Attention:  Andrew M. Kaufman
         Telephone:  312-861-2313
         Facsimile:  312-861-2200


                                  APPENDIX B-2
                                                                       EXECUTION

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Syndication Agent

         Goldman Sachs Credit Partners L.P.
         c/o Goldman, Sachs & Co.
         85 Broad Street
         New York, New York  10004
         Attention:  Stephen King
         Telephone:  212-902-8123
         Facsimile:  212-902-1021


with a copy of all Notices to:

         Goldman Sachs Credit Partners L.P.
         c/o Goldman, Sachs & Co.
         85 Broad Street
         New York, New York  10004
         Attention:  John Makrinos
         Telephone:  212-902-5977
         Facsimile:  212-357-4597


                                  APPENDIX B-3
                                                                       EXECUTION

TORONTO DOMINION (TEXAS), INC.,
as Administrative Agent


Administrative Agent's Principal Office:

         Toronto Dominion Bank - Houston Agency
         909 Fannin Street, Suite 1700
         Houston, TX  77010
         Attention: Diane Bailey
         Attention: Kimberly Burleson
         Telephone:  713-653-8241
         Facsimile:  713-951-0033



                                  APPENDIX B-4
                                                                       EXECUTION

BANK BOSTON, N.A.
as Co-Documentation Agent


Co-Documentation Agent's Principal Office:

         100 Federal Street
         MA: BOSO-08-08
         Boston, MA 02110
         Attention: Margie Hery, Loan Administrator
         Telephone: 617-434-9725
         Facsimile: 617-434-9820


In each case, with a copy to:

         100 Federal Street
         MA: BOSO-08-08
         Boston, MA 02110
         Attention: Kay Campbell
         Telephone: 617-434-9584
         Facsimile: 617-434-3401




                                  APPENDIX B-5
                                                                       EXECUTION

MORGAN STANLEY SENIOR FUNDING, INC.
as Co-Documentation Agent


Co-Documentation Agent's Principal Office:

         1221 Avenue of the Americas
         New York, New York  10020
         Attention:  Morgan Edwards, Principal
         Telephone:  212-762-5814
         Facsimile:  212-762-9181


In each case, with a copy to:

         1221 Avenue of the Americas
         New York,  New York  10020
         Attention: Mark Cross
         Telephone:  212-762-6755
         Facsimile:  212-762-9181




                                  APPENDIX B-6
                                                                       EXECUTION

THE BANK OF NEW YORK
as Managing Agent and a Lender


Lender's Principal Office:

         The Bank of New York
         One Wall Street
         New York, NY 10286
         Attention:  Andrew Moore
         Telephone:  212-635-8746
         Facsimile:  212-635-8593




                                  APPENDIX B-7
                                                                       EXECUTION

THE BANK OF NOVA SCOTIA
as Managing Agent and a Lender


Lender's Principal Office:

         The Bank of Nova Scotia
         One Liberty Plaza
         New York, NY  10006
         Attention:  Robert Cole
         Telephone: 212-225-5058
         Facsimile: 212-225-5090


In each case, with a copy to:

         The Bank of Nova Scotia
         One Liberty Plaza
         New York, NY  10006
         Attention:  Steve Levi
         Telephone:  212-225-5039
         Facsimile:  212-225-5090



                                  APPENDIX B-8
                                                                       EXECUTION

DRESDNER BANK AG, NEW YORK AND CAYMAN ISLAND BRANCHES as Managing Agent and a Lender


Lender's Principal Office:

         Dresdner Bank AG, New York Branch
         75 Wall Street
         New York, NY  10005
         Attention: Jane Majeski
         Telephone:  212-429-2100
         Facsimile:  212-429-4181




                                  APPENDIX B-9
                                                                       EXECUTION

CITICORP USA, INC.
as Managing Agent and a Lender


Lender's Principal Office:

         390 Greenwich Street
         New York,  New York 10013
         Attention: James Garvin
         Telephone: 212-723-6662
         Facsimile: 212-723-8547





                                 APPENDIX B-10
                                                                       EXECUTION

CREDIT LYONNAIS, NEW YORK BRANCH
as Managing Agent and a Lender


Lender's Principal Office:

         1301 Avenue of the Americas
         New York, New York  10019
         Attention:  John Judge
         Telephone:  212-261-7841
         Facsimile:  212-261-3288


In each case, with a copy to:

         1301 Avenue of the Americas
         New York, New York  10019
         Attention:  David Bernstein
         Telephone:  212-261-7057
         Facsimile:  212-459-3187


                                 APPENDIX B-11
                                                                       EXECUTION

FIRST UNION NATIONAL BANK
as Managing Agenet and a Lender


Lender's Principal Office:

         301 S. College Street
         NC0735
         Charlotte, NC  28288-0735
         Attention:  Mark L. Cook, Sr. Vice President
         Telephone:  704-374-4636
         Facsimile:  704-374-4092


In each case, with a copy to:

         301 S. College Street
         NC0735
         Charlotte, NC  28288-0735
         Attention:  Mark Harden
         Telephone:  704-383-1369
         Facsimile:  704-374-4092



                                 APPENDIX B-12
                                                                       EXECUTION

GENERAL ELECTRIC CAPTIAL CORPORATION
as Managing Agent and a Lender


Lender's Principal Office:

         120 Long Ridge Road
         Stamford, CT 06927
         Attention: Jim Morris
         Telephone: 203-961-2193
         Facsimile: 203-708-1256


In each case, with a copy to:

         120 Long Ridge Road
         Stamford, CT 06927
         Attention: Brian Jack
         Telephone: 203-357-6859
         Facsimile: 203-357-3962


                                 APPENDIX B-13
                                                                       EXECUTION

HELLER FINANCIAL, INC.
as a Lender


Lender's Principal Office:

         500 W. Monroe
         Chicago, IL  60661
         Attention:  Craig Gallehugh
         Telephone:  312-441-7630
         Facsimile:  312-441-7357




                                 APPENDIX B-14
                                                                       EXECUTION

PNC BANK, NATIONAL ASSOCIATION
as Managing Agent and a Lender


Lender's Principal Office:

         PNC Bank, N.A.
         1600 Market Street
         Philadelphia, PA  19103
         Attention: Jeffrey E. Hauser
         Telephone: 215-585-6468
         Facsimile: 215-585-6680


In each case, with a copy to:

         PNC Bank, N.A.
         1600 Market Street
         Philadelphia, PA  19103
         Attention:  Karen Kooman
         Telephone: 215-585-6470
         Facsimile: 215-585-6680


                                 APPENDIX B-15
                                                                       EXECUTION

UNION BANK OF CALIFORNIA, N.A.
as a Lender


Lender's Principal Office:

         445 So. Figueroa Street
         Monterey Park, CA  90071-7601
         Attention:  Keith Wilson
         Telephone:  213-236-6514
         Facsimile:  323-236-5747




                                 APPENDIX B-16
                                                                       EXECUTION

ABN AMRO BANK N.V.
as Managing Agent and a Lender


Lender's Principal Office:

         500 Park Avenue
         New York, NY 10022
         Attention: Tom Byrne
         Telephone:  212-446-4241
         Facsimile:  212-446-4203


In each case, with a copy to:

         208 South LaSalle Street
         Suite 1500
         Chicago, IL 60604-10003
         Attention: Loan Administration
         Telephone: 312-992-5151
         Facsimile: 312-992-5156





                                 APPENDIX B-17
                                                                       EXECUTION

BANK OF AMERICA, N.A.
as Managing Agent and a Lender


Lender's Principal Office:

         901 Main Street
         Dallas, TX  75202
         Attention: Roselyn Drake
         Telephone: 214-209-0988
         Facsimile: 214-209-9390

In each case, with a copy to:

         901 Main Street
         Dallas, TX  75202
         Attention: Michael Cannon
         Telephone: 214-209-0760
         Facsimile: 214-209-9390







                                 APPENDIX B-18
                                                                       EXECUTION

FRANKLIN FLOATING RATE TRUST
as Managing Agent and a Lender


Lender's Principal Office:

         777 Mariners Island Boulevard
         San Mateo, CA  94404-1585
         Attention: Maryanne Chase
         Telephone: 650-525-7424
         Facsimile: 650-312-3346






                                 APPENDIX B-19
                                                                       EXECUTION

MEESPIERSON CAPITAL CORP.
as Managing Agent and a Lender


Lender's Principal Office:

         3 Stamford Plaza
         (301 Tresser Boulevard)
         Stamford, CT  06927
         Attention:  Scott Webster
         Telephone: 203-705-5752
         Facsimile: 203-705-5890









                                 APPENDIX B-20
                                                                       EXECUTION

DLJ, CAPITAL FUNDING INC.
as Managing Agent and a Lender


Lender's Principal Office:

         277 Park Avenue
         New York, NY 10172
         Attention: Tom Newbury
         Telephone: 212-892-2409
         Facsimile: 212-892-5286


In each case, with a copy to:

         277 Park Avenue
         New York, NY 10172
         Attention: Diane Albany
         Telephone: 212-892-2903
         Facsimile: 212-892-6031






                                 APPENDIX B-21
                                                                       EXECUTION

BEAR STEARNS CORPORATE LENDING
as Managing Agent and a Lender


Lender's Principal Office:

         245 Park Avenue
         New York, New York 10172
         Attention:  Gloria Dombrowski
         Telephone: 212-272-6043
         Facsimile: 212-272-4844

In each case, with a copy to:

         245 Park Avenue
         New York,  New York  10172
         Attention: Steve Capp
         Telephone: 212-272-3669
         Facsimile: 212-272-9743








                                 APPENDIX B-22
                                                                       EXECUTION

UBS AG, STAMFORD BRANCH
as Managing Agent and a Lender


Lender's Principal Office:

         677 Washington Bouelvard
         Stamford, CT 06912
         Attention:  Philip Fitzgerald
         Telephone: 203-719-5993
         Facsimile: 212-719-4176

In each case, with a copy to:

         Warburg Dillon Read
         299 Park Avenue
         New York, NY 10171
         Attention: Wit Williams
         Telephone: 212-821-4469
         Facsimile: 212-821-6136







                                 APPENDIX B-23
                                                                       EXECUTION

BANK OF MONTREAL
as a Lender


Lender's Principal Office:

         430 Park Avenue
         New York, New York  10022
         Attention: Tom Calder
         Telephone: 212-605-1460
         Facsimile: 212-605-1621


In each case, with a copy to:

         430 Park Avenue
         New York,  New York  10022
         Attention: Mr. Ola Anderson
         Telephone: 212-605-1453
         Facsimile: 212-605-1621






                                 APPENDIX B-24
                                                                       EXECUTION

PARIBAS
as a Lender


Lender's Principal Office:

         2029 Century Park East
         Suite 3900
         Los Angeles, CA  90067
         Attention:  Darlynn Ernst
         Telephone: 310-551-7350
         Facsimile: 310-556-3762







                                 APPENDIX B-25
                                                                       EXECUTION

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
as a Lender


Lender's Principal Office:

         Two Greenwich Plaza
         2nd Floor
         Greenwich, CT 06830
         Attention:  Robert Biringer
         Telephone: 203-861-1408
         Facsimile: 203-861-1532


In each case, with a copy to:

         Two Ravinia Drive
         Suite 1680
         Atlanta, GA 30346
         Attention: Richard Varalla
         Telephone: 770-390-1854
         Facsimile: 770-390-1851






                                 APPENDIX B-26
                                                                       EXECUTION

IBM CREDIT CORPORATION
as a Lender


Lender's Principal Office:

         North Castle Drive
         Armonk, New York 10504
         Attention:  Ron Bachner
         Telephone: 914-765-6068
         Facsimile: 914-765-6430

In each case, with a copy to:

         North Castle Drive
         Armonk, New York 10504
         Attention: Ronald Perkrul
         Telephone: 914-765-6578
         Facsimile: 914-765-6430







                                 APPENDIX B-27
                                                                       EXECUTION

ING (US) CAPITAL LLC
as a Lender


Lender's Principal Office:

         55 East 52nd Street
         New York, New York 10055
         Attention:  David Gray
         Telephone: 212-409-7044
         Facsimile: 212-409-5852


In each case, with a copy to:

         55 East 52nd Street
         New York,  New York  10055
         Attention: Susanne Camus
         Telephone: 212-409-5218
         Facsimile: 212-409-5852




                                 APPENDIX B-28
                                                                       EXECUTION